      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 24, 2002
                           REGISTRATION NO. 333-_____

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                                  ------------
                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                                    25-1615902
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                              1001 AIR BRAKE AVENUE
                              WILMERDING, PA 15148
                                 (412) 825-1000
               (Address, including Zip Code, and Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)

                         WESTINGHOUSE AIR BRAKE COMPANY
                          EMPLOYEE STOCK OWNERSHIP PLAN
                            (Full Title of the Plan)

                                ROBERT J. BROOKS
         EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, SECRETARY
                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                              1001 AIR BRAKE AVENUE
                              WILMERDING, PA 15148
                                 (412) 825-1000
            (Name, Address, including Zip Code, and Telephone Number,
                   including Area Code, of Agent For Service)

                                    COPY TO:
                             DAVID L. DENINNO, ESQ.
                                 REED SMITH LLP
                                435 SIXTH AVENUE
                              PITTSBURGH, PA 15219
                                 (412) 288-3214
                               ------------------

                         CALCULATION OF REGISTRATION FEE

==============================================================================================================================
Title of each class of                                       Proposed                  Proposed                Amount of
Securities to be                     Amount to be        Maximum Offering         Maximum Aggregate          Registration
Registered                           Registered (1)      Price per share          Offering Price (2)            Fee (2)
------------------------------------------------------------------------------------------------------------------------------
Common Stock $1.00 per share             875,790             $14.125                 $12,370,533               $1,138.09

         (1) Plus such indeterminate number of shares pursuant to Rule 416 as may be issued in respect of stock splits, stock dividends and similar transactions.

         (2) Estimated pursuant to Rule 457(h)of the Securities Act of 1933 solely for purpose of calculating the registration fee. The proposed maximum aggregate offering price and the registration fee are based upon the average of the high and low prices per share of the Registrant's Common Stock reported on the New York Stock Exchange Composite transactions listing for May 17, 2002 as quoted in the Wall Street Journal.

===============================================================================

                                EXPLANATORY NOTE

This registration statement is being filed solely for purposes of registering the shares for resale by the selling stockholders. The reoffer prospectus which is filed as a part of this registration statement has been prepared in accordance with the requirements of Form S-3, and pursuant to General Instruction C of Form S-8 may be used for reoffers or resales of the shares that have been acquired by the selling stockholders.

                               REOFFER PROSPECTUS

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

                         875,790 SHARES OF COMMON STOCK

                            PAR VALUE $.01 PER SHARE

         This prospectus relates to the resale of up to 875,790 shares of Common Stock, par value $.01 per share, of Westinghouse Air Brake Technologies Corporation (Wabtec), which have been disbributed to certain of our employees who are participants in the Westinghouse Air Brake Company Employee Stock Ownership Plan. These participants, all of whom are named in this prospectus, may sell for their own accounts up to 875,790 shares of our Common Stock acquired from participation in the ESOP. Such sales will be conducted by Fidelity Management Trust Company, the trustee of the Wabtec Stock Fund that holds the shares. We will not receive any of the proceeds from such sales.

         The selling stockholders propose to sell the shares from time to time in transactions occurring on the New York Stock Exchange at prevailing market prices. Sales may be made through brokers or to dealers, who are expected to receive customary commissions or discounts.

         The Common Stock is traded on the New York Stock Exchange under the symbol "WAB." On May 17, 2002, the closing price of the Common Stock on the Exchange was $14.15 per share.

         The principal executive offices of the Company are located at 1001 Air Brake Avenue, Wilmerding, PA 15148, telephone number (412) 825-1000.

         Investing in our Common Stock involves a high degree of risk. You should carefully consider risks relating to our Common Stock. See "Risk Factors" beginning on page 5.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.









                   The date of this prospectus is May 24, 2002

                                TABLE OF CONTENTS

                                                                                              Page
Where You Can Find More Information............................................................3
Forward-Looking Statements.....................................................................4
Risk Factors...................................................................................5
The Company....................................................................................6
Use of Proceeds................................................................................6
Selling Stockholders...........................................................................6
Plan of Distribution...........................................................................38
Experts........................................................................................39
Disclosure of Commission Position on Indemnification for Securities Act Liabilities............39

YOU SHOULD ONLY RELY ON THE INFORMATION INCORPORATED BY REFERENCE OR PROVIDED IN THIS PROSPECTUS OR ANY SUPPLEMENT. WE HAVE NOT AUTHORIZED ANYONE ELSE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE COMMON STOCK IS NOT BEING OFFERED IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS OR ANY SUPPLEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THOSE DOCUMENTS.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports, proxy statements and other information required by the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission. You may read and copy any of these filed documents at the SEC's public reference rooms located at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from the SEC's web site at http://www.sec.gov. Copies of certain of these documents are also available on our web site at http://www.wabtec.com. Copies of these reports, proxy statements and other information can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

         We have filed with the SEC a registration statement on Form S-8 under the Securities Act of 1933, as amended, with respect to the Common Stock. This prospectus, which constitutes a part of that registration statement, does not include all the information contained in that registration statement and its exhibits. For further information with respect to the Company and the Common Stock, you should consult the registration statement and its exhibits. Statements contained in this prospectus concerning the provisions of any documents are necessarily summaries of those documents, and each statement is qualified in its entirety by reference to the copy of the document filed with the SEC. The registration statement and any of its amendments, including exhibits filed as a part of the registration statement or an amendment to the registration statement, are available for inspection and copying through the entities listed above.

         The SEC allows us to incorporate by reference the information that we file with them, which means that we can disclose important information to you by referring you to the other information we have filed with the SEC. The information that we incorporate by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update and supersede this information.


         The following documents filed by us with the Securities and Exchange Commission (File No. 1-13782) are hereby incorporated in this registration statement by reference and made a part of this registration statement:

                  (a) the Annual Report on Form 10-K for the year ended December 31, 2001 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended;

                  (b) all other reports filed by us pursuant to Section 13(a) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referred to above; and

                  (c) the description of the Company's Common Stock set forth in the Company's Form 8-A filed May 19, 1995 and any description of the Common Stock which is contained in a later registration statement filed by the Company pursuant to the Exchange Act, including any amendment or report filed for the purpose of updating such descriptions.

         We will provide to you without charge, a copy of any or all documents incorporated by reference into this prospectus except the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). You may request copies by writing or telephoning us at our Investor Relations Department, Westinghouse Air Brake Technologies Corporation, 1001 Air Brake Avenue, Wilmerding, Pennsylvania 15148; Telephone Number (412) 825-1000.

                           FORWARD-LOOKING STATEMENTS

         Certain statements included in or incorporated by reference into this prospectus including (without limitation) certain matters discussed under "Legal Proceedings," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" included in or incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001, which has been filed with the SEC, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements concerning management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

                                  RISK FACTORS

              This offering involves a high degree of risk. You should carefully consider the risks involved before acquiring our Common Stock.

              These risks, uncertainties and assumptions about us, include, among other things:

              Economic and Industry Conditions

                    - materially adverse changes in economic or industry conditions generally or in the markets served by us, including North America, South America, Europe, Australia and Asia;

                    - demand for services in the freight and passenger rail industry;

                    -    consolidations in the rail industry;

                    -    demand for our products and services;

                    -    continued outsourcing by our customers;

                    - demand for freight cars, locomotives, passenger transit cars and buses;

                    - industry demand for faster and more efficient braking equipment;

                    -    fluctuations in interest rates;

              Operating Factors

                    -    supply disruptions;

                    -    technical difficulties;

                    -    changes in operating conditions and costs;

                    -    successful introduction of new products;

                    -    labor relations;

                    -    completion and integration of additional acquisitions;

                    -    the development and use of new technology;

              Competitive Factors

                    -    the actions of competitors;

              Political/Governmental Factors

                    -    political stability in relevant areas of the world;

                    - future regulation/deregulation of our customers and/or the rail industry;

                    -    governmental funding for some of our customers;

                    - political developments and laws and regulations, such as forced divestiture of assets, restrictions on production, imports or exports, price controls, tax increases and retroactive tax claims, expropriation of property, cancellation of contract rights, and environmental regulations; and

              Transaction or Commercial Factors

                    - the outcome of negotiations with partners, governments, suppliers, customers or others.

                                   THE COMPANY

         All references to "we," "our," "us," the "Company" and "Wabtec" refer to Westinghouse Air Brake Technologies Corporation, a Delaware corporation doing business as Wabtec, and its subsidiaries. The Company was formed from the November 1999 merger of Westinghouse Air Brake Company (WABCO) and MotivePower Industries, Inc. WABCO has its origin in a business founded by George Westinghouse in 1869.

         Wabtec is one of North America's largest providers of value-added, technology-based equipment and services for the rail industry. The Company's products can be found on virtually all U.S. locomotives, freight cars and passenger transit vehicles. The Company is based in Wilmerding, Pa., and has 4,436 employees at facilities throughout North America and around the world.

         The Company believes that it maintains a market share in excess of 50% in North America for its primary braking-related equipment, and significant market shares in North America for its other principal products. Wabtec also sells products in Europe, Africa, Australia, South America and Asia. The Company's products, which are intended to enhance safety, improve productivity and reduce maintenance costs for customers, include the following: air brakes, electronic controls and monitors, cooling equipment, low-horsepower locomotives, couplers, door controls, draft gears and brake shoes. The Company aggressively pursues technological advances for both new product development and product enhancements.

                                 USE OF PROCEEDS

         We will not receive any of the proceeds from the sale by the selling shareholders of the Common Stock covered by this prospectus.

                              SELLING STOCKHOLDERS

         This prospectus relates to shares of Common Stock that have been acquired by the selling stockholders named below pursuant to our Employee Stock Ownership Plan.

         Each of the selling stockholders is an employee of the Company or one of its subsidiaries. The following table sets forth:

         o the name and principal position or positions over the past three years with the Company of each selling stockholder;

         o the number of shares of Common Stock each selling stockholder beneficially owned as of March 25, 2002;

         o the number of shares of Common Stock acquired by each selling stockholder pursuant to the Plan and being registered under this registration statement, some or all of which shares may be sold pursuant to this prospectus; and

         o the number of shares of Common Stock and the percentage, if 1% or more, of the total class of Common Stock outstanding to be beneficially owned by each selling stockholder following this offering, assuming the sale pursuant to this offering of all shares acquired by such selling stockholder pursuant to the Plan and registered under this registration statement.

         There is no assurance that any of the selling stockholders will sell any or all of the shares offered by them under this registration statement. The address of each selling stockholder is c/o Westinghouse Air Brake Technologies Corporation, 1001 Air Brake Avenue, Wilmerding, Pennsylvania , 15148 or Fidelity Management Trust Company, 300 Puritan Way, MM3H, Marlborough, MA 01752-3078.

         This table reflects all selling stockholders who are eligible to resell and the number of shares available to be resold for the account of such selling stockholders.

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)       Beneficially Owned (2)(3)        Prospectus          Number              Percent
    ------------------------------       -------------------------        ----------          ------              -------
Gregory T. H. Davies                           46801.0000                  1970.7620            44830                *
   Chief Executive Officer
Emilio Fernandez                              670129.0000(4)               1137.2990           671266(4)            1.55%
   Director
Alvaro Garcia-Tunon                            20913.0000                  3113.0850            17800                *
   Senior Vice President, Finance
Paul E. Golden                                  3916.0000                   858.3730             3058                *
   Executive Vice President, Freight
Timothy J. Logan                               10657.0000                  2837.1820             7820                *
   Vice President, International
George A. Socher                                8630.0000                  2806.8350             5823                *
   Vice President, Audit and Tax
Ernest E. Miller                                  37.5080                    37.5080                0                *
Donald Hart                                       49.3690                    49.3690                0                *
Richard Lentini                                     .3510                      .3510                0                *
Michael Silva                                    573.4140                   573.4140                0                *
Catherine Sanchez                                189.8070                   189.8070                0                *
Christopher Call                                    .0010                      .0010                0                *
Robert A. Saunders                                  .0070                      .0070                0                *
Charles Nichols                                  900.0000                   484.2240              416                *
Kevin L. Sawyer                                  138.3440                   138.3440                0                *
John C. Blessing                                 168.6430                   168.6430                0                *
Christopher James                                   .0150                      .0150                0                *
Cyrus Hosmer III                                1333.8730                  1333.8730                0                *
Robert Kalaw                                     156.2510                   156.2510                0                *
Charles A. Dionne, Jr                               .0010                      .0010                0                *
Barry L. Bradley                                   3.9170                     3.9170                0                *
David G. Menhart                                 876.3190                   876.3190                0                *
Stanley Lukasik                                  640.7420                   640.7420                0                *
Thanh C. Pham                                    134.0000                      .1570              133                *
Gregory Lee II                                      .0330                      .0330                0                *
Kevin Dorsey                                     574.7650                   574.7650                0                *
Donald J. Glass                                  975.6300                   975.6300                0                *
Amy B. Cox                                       488.6960                   488.6960                0                *
Julie L. Reimer                                 1552.2570                  1552.2570                0                *
Anthony Davidson                                  48.5120                    48.5120                0                *
Robert P. Stabell                                172.8600                   172.8600                0                *
Roger Morse                                       39.8400                    39.8400                0                *
Michael Sette                                    198.0670                   198.0670                0                *
Edwin Vega                                          .1460                      .1460                0                *
Renee Schiek                                     337.1830                   337.1830                0                *
Tammy L. Coryea                                   72.2230                    72.2230                0                *
David Harris                                        .0010                      .0010                0                *
Michael Chateau                                   37.6560                    37.6560                0                *
Sean Barber                                       32.8310                    32.8310                0                *
Brian Harrigan                                      .0100                      .0100                0                *
Teresa A. Wethington                                .0530                      .0530                0                *
Francis Garrow III                                45.0040                    45.0040                0                *
Susan L. Davison                                  99.7670                    99.7670                0                *
George S. Brownell                               495.5240                   495.5240                0                *
Douglas C. Cavallo                               544.9960                   544.9960                0                *
Louis Hunter                                      57.1220                    57.1220                0                *
Bruce W. Shute                                  2896.0000                  2393.5850              503                *
Yefim Blinderman                                 560.0810                   560.0810                0                *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Gary M. Rock                                       66.5820                  66.5820               0                  *
William J. Tillinghast                           1298.4380                1298.4380               0                  *
Melanie Draper                                    110.1560                 110.1560               0                  *
Richard Neyer                                      43.9230                  43.9230               0                  *
David Kinter                                       43.5120                  43.5120               0                  *
Robert E. Galbraith                                  .0680                    .0680               0                  *
Frank V. Damico                                      .0010                    .0010               0                  *
Thomas P. Gurecki                                  88.0890                  88.0890               0                  *
Donald W. Gangemella                                3.9450                   3.9450               0                  *
Carol Andre                                        44.3850                  44.3850               0                  *
Bonnie Sponable                                    15.4010                  15.4010               0                  *
William Tedford                                      .0260                    .0260               0                  *
Lisa M. Imhoff                                     97.8970                  97.8970               0                  *
David McDonald                                     48.3710                  48.3710               0                  *
Rochon Johnson                                     24.0940                  24.0940               0                  *
Darin S. Grzenda                                  995.1090                 995.1090               0                  *
James Pontious, Jr.                                  .2910                    .2910               0                  *
Keith H. Ashline                                     .0700                    .0700               0                  *
Jason M. Lavalley                                  91.2900                  91.2900               0                  *
Shawn Simonds                                     794.0000                 594.1740             200                  *
David H. Offen                                   3017.0000                1508.8450            1508                  *
Robert Baker                                       26.1120                  26.1120               0                  *
Christopher Curry                                    .0260                    .0260               0                  *
Edmond J. Hart, III                                70.4390                  70.4390               0                  *
Keith Tacy                                         33.1470                  33.1470               0                  *
Allan D. Stoner                                      .0300                    .0300               0                  *
Brian L. Wilson                                    47.3510                  47.3510               0                  *
David Costin                                       42.1410                  42.1410               0                  *
Jayson Gowett                                      34.7500                  34.7500               0                  *
Jamshaid Ullah                                    697.1500                 697.1500               0                  *
Lee R. Charity                                   2465.0580                2465.0580               0                  *
Leo Sushan                                        816.3980                 816.3980               0                  *
Harry J. Kelly                                   2103.2220                2103.2220               0                  *
Jeffrey Chateau                                      .0260                    .0260               0                  *
Rene J. Burdo                                     202.7690                 202.7690               0                  *
Simon English                                      15.3860                  15.3860               0                  *
Chris Gowette                                      35.4490                  35.4490               0                  *
Joseph S. Hall                                    235.6340                 235.6340               0                  *
Chantel Malpass                                    54.0070                  54.0070               0                  *
Mike Reyell                                        47.9980                  47.9980               0                  *
Robert Fountain, Jr.                               40.4930                  40.4930               0                  *
David J. Calabrese                                685.0000                 342.8580             342                  *
John Gruber                                        14.1220                  14.1220               0                  *
Benjamin J. Smith                                 205.4770                 205.4770               0                  *
Alexsander Demin                                   11.7670                  11.7670               0                  *
William D. Winton                                    .4590                    .4590               0                  *
John Payant                                        52.6390                  52.6390               0                  *
Michael V. Kazakis                               2183.4240                2183.4240               0                  *
Timothy Thompson                                   36.0000                  36.0000               0                  *
Nathen Colvin                                        .0220                    .0220               0                  *
Eldon Eady                                       2292.1770                2292.1770               0                  *
William G. Larock                                 162.1930                 162.1930               0                  *
Wayne G. Modeste                                  176.8950                 176.8950               0                  *
John J. Novotny, Sr.                              401.4560                 401.4560               0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Mark B. Crossman, Jr.                            399.5910                   399.5910              0                  *
James McConnell, Jr.                              43.4480                    43.4480              0                  *
Vincent R. Ryman                                 656.4680                   656.4680              0                  *
Babatunde Ayanda                                    .1200                      .1200              0                  *
Marilyn G. Desmond                                  .1830                      .1830              0                  *
David Raley                                      606.9750                   606.9750              0                  *
Mei Chern                                           .0620                      .0620              0                  *
Barbara E. Harrigan                              132.0000                      .0940            132                  *
David Murray                                        .2370                      .2370              0                  *
Frank Rodriguez                                  281.5990                   281.5990              0                  *
Probir K. Basu                                   755.5550                   755.5550              0                  *
Christopher Parent                                19.6530                    19.6530              0                  *
Stephen Livsey                                    66.4930                    66.4930              0                  *
Harold J. Coolidge, Jr.                           31.9660                    31.9660              0                  *
David L. Gregg, Sr.                                 .0010                      .0010              0                  *
David Prior                                       55.2120                    55.2120              0                  *
Patrick J. Bedard                                   .0080                      .0080              0                  *
Earl Lemery                                       41.1090                    41.1090              0                  *
Ralph A. Coon Jr.                                   .2420                      .2420              0                  *
Stanley Fredette                                  66.0000                    57.5020              8                  *
David Mulhall                                    303.7710                   303.7710              0                  *
Kevin Garrow                                        .0360                      .0360              0                  *
John W. Cook                                    1330.8160                  1330.8160              0                  *
Joseph F. Formolo                               4707.0000                  2217.2110           2490                  *
Robert Blakemore                                 245.2710                   245.2710              0                  *
William T. Molloy                                   .1840                      .1840              0                  *
Joan Wells                                       137.1560                   137.1560              0                  *
Lewis A. Sorrese                                7266.0000                  2266.2950           5000                  *
Gary St. John                                    444.9960                   444.9960              0                  *
John Sweeney                                     568.2180                   568.2180              0                  *
Chandresh Patel                                  169.3740                   169.3740              0                  *
Steve T. Kimling                                1127.6730                  1127.6730              0                  *
Timothy L. Holmes                                115.3290                   115.3290              0                  *
Lahouari Benslimane                               95.2620                    95.2620              0                  *
Rodney Jackson                                   179.9900                   179.9900              0                  *
Marian Monte                                     635.1130                   635.1130              0                  *
Jay Dotter                                       673.6240                   673.6240              0                  *
Marcia Lisitski                                   24.7050                    24.7050              0                  *
Terrence E. Taylor                               274.4520                   274.4520              0                  *
Ada M. Santiago                                  475.1130                   475.1130              0                  *
David R. Schatz                                  499.7450                   499.7450              0                  *
Al McNeil                                        203.8050                   203.8050              0                  *
Zoltan Kovacs                                   2407.0000                  1783.4640            624                  *
Guy Atkins                                       453.2080                   453.2080              0                  *
Erwin Villanueua                                 432.5970                   432.5970              0                  *
Ronald Riegler                                  1029.0560                  1029.0560              0                  *
Stewart W. Schickel                                 .0010                      .0010              0                  *
Jesus M. Escobar                                 279.6350                   279.6350              0                  *
Kristina McCracken                                  .0360                      .0360              0                  *
Paul M. Peterkin                                  90.4770                    90.4770              0                  *
Robert F. Baldwin                               1693.7140                  1693.7140              0                  *
Richard M. Hisker                               2254.6460                  2254.6460              0                  *
Thomas J. DeMoise                               1861.6530                  1861.6530              0                  *
Paul E. Troy                                        .0670                      .0670              0                  *
Joseph Bungo                                     281.3970                   281.3970              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Roxann Davis                                        3.0950                    3.0950              0                  *
Norma Wier                                        174.0000                  146.8210             27                  *
Apolinario I. Balot Jr.                           617.2880                  617.2880              0                  *
Edward J. Hartnett                               1404.8660                 1404.8660              0                  *
James A. Wood                                    1928.5460                 1928.5460              0                  *
John G. Zoller                                   1264.9840                 1264.9840              0                  *
Ronald Newell                                     576.0530                  576.0530              0                  *
Sheryn Bachowski                                  220.9780                  220.9780              0                  *
Donald M. Linhart                                1652.8770                 1652.8770              0                  *
Gerard Yorko                                     1527.0000                 1420.6150            107                  *
Carolina Ching                                     78.8350                   78.8350              0                  *
Steven C. Rumsey                                 2134.0000                 2034.3200            100                  *
Mervin W. Yates                                      .0010                     .0010              0                  *
Robert Gingerich                                  303.1660                  303.1660              0                  *
Todd R. Shingleton                               1482.7930                 1482.7930              0                  *
Kenneth R. Rovesti                               1106.3540                 1106.3540              0                  *
Raymond A. Dunn                                   232.7580                  232.7580              0                  *
C. Edward Furguson                               2038.0560                 2038.0560              0                  *
Ronad Hebben                                      477.5310                  477.5310              0                  *
Bernard P.  Charleson                            1513.7080                 1513.7080              0                  *
Aaron T. Kozar                                       .0190                     .0190              0                  *
Christopher Bentz                                 191.7380                  191.7380              0                  *
Roger V. Lewis                                   1211.0000                     .0510           1211                  *
Patricia Schaffer                                  44.0000                     .9730             43                  *
Glenn A. Thomas                                  1522.7170                 1522.7170              0                  *
Janet A. Korch                                   1008.0000                  908.2770            100                  *
George P. Braem                                  1367.1240                 1367.1240              0                  *
Diane Hopkins                                     311.0640                  311.0640              0                  *
Jeffrey Brunson                                   295.9810                  295.9810              0                  *
Barry Humphries                                   335.0000                  271.5380             63                  *
Blake Caldwell                                    943.0000                  871.9350             71                  *
Raymond Cwik                                      513.2960                  513.2960              0                  *
Terry L. Smedley                                 1571.7260                 1571.7260              0                  *
James R. Turner                                  1000.0000                     .0640           1000                  *
Michael H. Thompson                              1171.0000                     .0020           1171                  *
Kenneth Daniels                                   228.5760                  228.5760              0                  *
Thomas McCabe                                    1536.8300                 1536.8300              0                  *
Kimberly Kanik                                     50.3530                   50.3530              0                  *
Donald L. Flickinger                             1512.1230                 1512.1230              0                  *
Dennis R. Slusser                                1399.2300                 1399.2300              0                  *
Patricia A. Pagnanelli                           1293.0000                 1068.6010            224                  *
Michael L. Zenert                                 387.0310                  387.0310              0                  *
Andrew W. Finney                                 1205.5010                 1205.5010              0                  *
Scott Oulton                                      314.8170                  314.8170              0                  *
John M. Blume                                        .9080                     .9080              0                  *
Ulles L. Fox                                      213.6790                  213.6790              0                  *
Archie Atkinson                                      .0100                     .0100              0                  *
Kenneth Varoli                                    183.5450                  183.5450              0                  *
John F. Pfaff                                    1173.5500                 1173.5500              0                  *
Patricia Karczewski                                  .0010                     .0010              0                  *
Karla A. Mitchell                                 996.8270                  996.8270              0                  *
John W. Folkmire                                     .0020                     .0020              0                  *
Robert M. Mehr                                    887.0890                  887.0890              0                  *
Raymond Ellison                                    63.0000                     .0540             63                  *
Pamela M. Heddinger                              1536.6330                 1536.6330              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Mike Ho Kwon Wong                                2177.0000                 1561.4500           616                   *
Samuel J. Bacco                                  1616.0000                 1534.0440            82                   *
Phyllis M. Sabol                                 1302.2740                 1302.2740             0                   *
Thomas L. Strawins Jr.                             65.0000                     .0790            65                   *
Gary Bailey                                      1402.1090                 1402.1090             0                   *
James T. Bruney                                      .0530                     .0530             0                   *
Jay E. Best                                      1854.0000                 1774.0130            80                   *
John W. Anderson                                 2363.0710                 2363.0710             0                   *
Clarence H. Stead                                1572.6910                 1572.6910             0                   *
Paul Bender                                       401.0010                  401.0010             0                   *
George Drahusz, Jr.                              1665.0270                 1665.0270             0                   *
Ernest T. Petrulak                               1742.9510                 1742.9510             0                   *
James L. Pajan                                   2072.0000                 1572.4880           500                   *
Blais Mascitelli                                     .1170                     .1170             0                   *
Kenneth Smajda                                    431.0550                  431.0550             0                   *
John A. Vikara                                   7746.0000                 1245.7460          6500                   *
Robert J. Berklich                               3768.0000                 1767.9740          2000                   *
Timothy D. Powers                                 769.7440                  769.7440             0                   *
James M. Ferguson                                1645.3020                 1645.3020             0                   *
Keith Hamilton                                    286.3450                  286.3450             0                   *
James M. Zemyan                                  2554.0000                 2055.3220           499                   *
John M. Marszalek                                 561.6410                  561.6410             0                   *
Patricia Klipa                                    379.5510                  379.5510             0                   *
David B. Fetch                                    624.7540                  624.7540             0                   *
Ronald J. Marquez                                    .0450                     .0450             0                   *
Brian L. Cunkelman                                  1.0150                    1.0150             0                   *
John A. Novotny                                  1910.1810                 1910.1810             0                   *
Sally L. Davis                                    187.6180                  187.6180             0                   *
Ronald J. Shaffer                                    .0010                     .0010             0                   *
John A. Manzella                                 1661.3680                 1661.3680             0                   *
Richard C. Barras                                    .0010                     .0010             0                   *
John B. Carroll                                  1880.0000                 1716.7220           163                   *
Vincent Ferri                                    2080.5580                 2080.5580             0                   *
P. Richard Bonadio                               2588.7720                 2588.7720             0                   *
Jason J. Removcik                                 763.1470                  763.1470             0                   *
Bernard R. Krivansky, Jr.                        1234.0850                 1234.0850             0                   *
Gary J. Falce                                    1000.0000                     .0140          1000                   *
Gary M. Sich                                     1923.8650                 1923.8650             0                   *
Michael E. Romansky                              1238.3150                 1238.3150             0                   *
Kenneth A. Sekely                                1386.5980                 1386.5980             0                   *
JoJo Joseph                                        32.9690                   32.9690             0                   *
John E. Midili                                   2193.4340                 2193.4340             0                   *
Thomas Vayansky                                   522.0230                  522.0230             0                   *
Russell A. Messinger                             1462.2640                 1462.2640             0                   *
William M. Slater                                1725.8110                 1725.8110             0                   *
Daniel G. Wagner, Sr.                            1241.0680                 1241.0680             0                   *
Michael J. Lawrence                              1178.8820                 1178.8820             0                   *
Daniel Cranston                                   482.5220                  482.5220             0                   *
Michael Veltri                                    540.6180                  540.6180             0                   *
Terry J. Gregory                                 1378.0000                 1278.1810           100                   *
Michael Zitt                                      470.1810                  470.1810             0                   *
Kehi Djouha                                        66.0530                   66.0530             0                   *
Ronald J. Oglietti                               1700.0240                 1700.0240             0                   *
William J. Kleppinger, Jr.                       1073.1470                 1073.1470             0                   *
David Hoover                                      783.5380                  783.5380             0                   *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Eric Knor                                            .6790                     .6790              0                  *
Larry L. Biesuz                                  1501.4640                 1501.4640              0                  *
Randy G. Anderson                                1323.4110                 1323.4110              0                  *
Paul J. Kettle Jr.                                940.5270                  940.5270              0                  *
Ronald Woltz                                      954.8070                  954.8070              0                  *
William A. Zeravica                              1519.0820                 1519.0820              0                  *
Steven D. Balogh                                 1587.1450                 1587.1450              0                  *
Kevin J. Anderson                                1375.7820                 1375.7820              0                  *
Ernest J. Campbell                               1869.8260                 1869.8260              0                  *
Yvonne Merdian                                       .0010                     .0010              0                  *
William G. Greenaway                             1932.2760                 1932.2760              0                  *
Lewis C. McNicol                                 1702.2890                 1702.2890              0                  *
Xuan Van Truong                                  1292.9900                 1292.9900              0                  *
Nanette A. Di Piazza                              644.0000                  576.5030             67                  *
Jennifer Cunkelman                                395.4140                  395.4140              0                  *
Philip J. Marino                                 1162.4340                 1162.4340              0                  *
Mike Wei Li                                       857.1380                  857.1380              0                  *
Anna Mae Filkosky                                 100.0000                     .0110            100                  *
Ronald Abel                                      1424.7530                 1424.7530              0                  *
Nicholas C. Hunter                               1123.2570                 1123.2570              0                  *
Chas Kucera                                       589.0000                  389.1150            200                  *
Robert Conlogue                                   115.0130                  115.0130              0                  *
Norman L. Boyer                                      .0470                     .0470              0                  *
Richard L. Swalm                                  966.3210                  966.3210              0                  *
Daniel Kline                                      368.6010                  368.6010              0                  *
Karen L. Waddell                                  628.1480                  628.1480              0                  *
Cheryl Musselman                                  303.8630                  303.8630              0                  *
Connie M. Wearstler                               333.5330                  333.5330              0                  *
Carol A. Lentz                                   1062.0000                  987.1860             75                  *
Robert N. Scharpf                                1595.0100                 1595.0100              0                  *
Edward Chesla                                    1372.8900                 1372.8900              0                  *
Matthew P. Owens                                 2100.0000                 1568.4330            532                  *
Wayne Scott                                          .0040                     .0040              0                  *
Edward Scurci                                    1886.0000                 1843.5600             42                  *
Tammy Shulenski                                   310.4680                  310.4680              0                  *
Wayne P. Cymbor                                  1858.0000                 1758.3750            100                  *
John D. Ruccio                                   1347.3690                 1347.3690              0                  *
Fred Steiner                                     1342.0000                 1270.1550             72                  *
Randal Wagner                                        .0150                     .0150              0                  *
Vincent F. Troiani                                523.5680                  523.5680              0                  *
James Carfango, Jr.                               566.5400                  566.5400              0                  *
David C. Rogers                                  1439.5360                 1439.5360              0                  *
Darlene Duvall                                    278.1010                  278.1010              0                  *
Jerome P. McCann                                 1765.2690                 1765.2690              0                  *
Gregory L. Johnston                              1400.4330                 1400.4330              0                  *
Frank J. Jerina                                      .0300                     .0300              0                  *
Larren A. Burgess, Jr.                           1690.0000                 1549.1190            141                  *
Paul E. Jamieson                                 1709.3810                 1709.3810              0                  *
Eric Baker                                           .0010                     .0010              0                  *
Jeffrey B. Skweres                               1095.7990                 1095.7990              0                  *
Donald A. Mack                                       .0150                     .0150              0                  *
Diane C. Kowalski                                1093.8770                 1093.8770              0                  *
Kae Rivera                                        771.8350                  771.8350              0                  *
Charles E. Alleman                               1653.3670                 1653.3670              0                  *
Bruce G. Thomas                                  1802.1930                 1802.1930              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Martin McMahon                                       .0250                     .0250              0                  *
Delbert W. Bell                                  2006.7130                 2006.7130              0                  *
Steven Singleton                                  763.5670                  763.5670              0                  *
Keith Miller                                       94.6150                   94.6150              0                  *
Darren Beatty                                     989.0000                  643.2480            346                  *
John P. Condrasky                                1814.2570                 1814.2570              0                  *
Matthew P. Jarusinski                             724.4990                  724.4990              0                  *
Ettore A. Acalotto                               1250.6710                 1250.6710              0                  *
Joseph C. Kahr                                   2386.4790                 2386.4790              0                  *
Ronald J. Shaffer                                 731.4310                  731.4310              0                  *
Michael S. Plechey                                910.2740                  910.2740              0                  *
Mary Mattis                                       104.4980                  104.4980              0                  *
Sandra Beckinger                                  315.0400                  315.0400              0                  *
Jeffrey Glasgow                                    63.1750                   63.1750              0                  *
Luis Godard                                          .1010                     .1010              0                  *
Patsy L. Lombardo                                1055.1320                 1055.1320              0                  *
Keith N. Nippes                                  5192.0000                 2191.7700           3000                  *
Matthew D. Mitsch                                 756.2680                  756.2680              0                  *
Frederick Grejda                                 8983.0000                 3207.1200           5776                  *
Richard Klemanski                                 754.4730                  754.4730              0                  *
Donald J. Wagner                                 1490.0000                 1261.9020            228                  *
Bradley Ferrell                                   201.1130                  201.1130              0                  *
Christopher D. Kovalsky                           149.2740                  149.2740              0                  *
Victor Moyer                                      319.8080                  319.8080              0                  *
Howard D. Huss                                   1842.6260                 1842.6260              0                  *
Waring W. John                                    522.0800                  522.0800              0                  *
Billie Jo Zorich                                  444.9660                  444.9660              0                  *
John F. Campbell                                 1326.7310                 1326.7310              0                  *
Michael F. Griffin                               2369.0670                 2369.0670              0                  *
Lawrence J. Andrews                              1007.7080                 1007.7080              0                  *
Ronald M. Markos                                 1357.0000                 1345.5520             11                  *
George J. Belchick Jr.                           1619.8210                 1619.8210              0                  *
Raymond P. Catone                                1539.9330                 1539.9330              0                  *
Barry L. Pennypacker                               12.7420                   12.7420              0                  *
John B. Sotak                                       7.0000                     .0060              7                  *
Bridgette Y. Elliott                              151.4960                  151.4960              0                  *
Carla Kaib                                        317.9580                  317.9580              0                  *
Joseph N. Conti Jr.                                88.1740                   88.1740              0                  *
William Turk                                       42.3520                   42.3520              0                  *
Frederick Panebianco                                 .0370                     .0370              0                  *
Donald J. Williams                               1291.0770                 1291.0770              0                  *
James A. Pack                                    1432.0500                 1432.0500              0                  *
David Bardo                                      1332.7280                 1332.7280              0                  *
Richard J. Mazur                                 2009.5040                 2009.5040              0                  *
Walter E. Goettel                                1519.6890                 1519.6890              0                  *
David J. Pcsolar                                     .0010                     .0010              0                  *
Audrey Lyons                                      164.5070                  164.5070              0                  *
Frank J. Huchrowski                               697.7430                  697.7430              0                  *
Joseph G. Sisko                                  1699.0000                 1568.4060            131                  *
Mark S. Krampitz                                 1799.9640                 1799.9640              0                  *
Milana C. Drakulic                                235.7760                  235.7760              0                  *
Joseph F. McLay                                      .2150                     .2150              0                  *
Russell D. Wilson                                1327.9620                 1327.9620              0                  *
Michael R. Minyon                                1414.8210                 1414.8210              0                  *
Thomas S. Kohser                                 1375.0000                 1244.3170            131                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Francisca DeLeon                                     .1290                    .1290               0                  *
Somphone Chanthavong                              253.2320                 253.2320               0                  *
Joseph M. Earp                                    162.9690                 162.9690               0                  *
Nguyet Nguyen                                     236.7000                 236.7000               0                  *
Carl Haas                                         472.6910                 472.6910               0                  *
Peter M. Pakenas                                  813.7950                 813.7950               0                  *
Keooudone Khamphouy                                  .0030                    .0030               0                  *
Thi Nguyen                                           .1320                    .1320               0                  *
Thanh-Tuyen Nguyen                                164.4480                 164.4480               0                  *
Christine Umberger                                 52.1700                  52.1700               0                  *
Vouchky Hok                                          .1240                    .1240               0                  *
Soutsakho Khamphouy                                66.0230                  66.0230               0                  *
Witold Roman                                      112.5420                 112.5420               0                  *
Francis Valentin                                  461.7570                 461.7570               0                  *
Richard Warren                                    412.1040                 412.1040               0                  *
John Paciotti                                     637.0000                 623.1530              14                  *
Pradip N. Purohit                                  78.9060                  78.9060               0                  *
Thinh Vo                                           70.2360                  70.2360               0                  *
Giang H. La                                        74.6380                  74.6380               0                  *
Stephan Aker                                         .0520                    .0520               0                  *
Michelle Angulo                                    78.2190                  78.2190               0                  *
Laura McElroy                                     103.2660                 103.2660               0                  *
Aleksey Solntsev                                  281.4540                 281.4540               0                  *
Nghiep Huu Tran                                   234.5180                 234.5180               0                  *
Charles Wolf                                      758.2950                 758.2950               0                  *
Lori L. Hernandez                                    .0320                    .0320               0                  *
Sathiet Sieu                                      265.0380                 265.0380               0                  *
Diep N. Truonk                                     28.7400                  28.7400               0                  *
Michael O'Hare                                    180.5310                 180.5310               0                  *
James C. Johnson                                     .0030                    .0030               0                  *
Martin Lieu                                       344.2980                 344.2980               0                  *
Balick Gevorgian                                  193.8100                 193.8100               0                  *
Charles Smith                                      77.9190                  77.9190               0                  *
Naum Barg                                          18.3350                  18.3350               0                  *
Chen Sheng                                        409.2160                 409.2160               0                  *
Van Su                                            189.0710                 189.0710               0                  *
Reuben Wang                                       314.4690                 314.4690               0                  *
Ronald A. Hawkins                                   3.8590                   3.8590               0                  *
Kim V. Tan                                           .0510                    .0510               0                  *
Thomas Queen                                      110.2950                 110.2950               0                  *
Stephen Barr                                      106.1240                 106.1240               0                  *
Rafael Bohorquez                                  202.9780                 202.9780               0                  *
Domingo S. Mallari                                 63.4550                  63.4550               0                  *
Raquel P. Zapata                                    2.7730                   2.7730               0                  *
Young Go                                          181.5160                 181.5160               0                  *
Bennie Cole                                       141.1870                 141.1870               0                  *
Wanho Chu                                         110.8470                 110.8470               0                  *
William Bui                                       217.0250                 217.0250               0                  *
Eric Ferguson                                     147.3510                 147.3510               0                  *
Keshad Shrestha                                     3.0330                   3.0330               0                  *
Arunulfo Nino De Guzman                            77.2400                  77.2400               0                  *
Alpa Mehta                                        168.3110                 168.3110               0                  *
Dieutran Nguyen                                    69.2560                  69.2560               0                  *
Thomas A. Bangura                                    .0200                    .0200               0                  *
Paul Beno                                          68.4540                  68.4540               0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Nguyet Nguyen                                    310.1010                   310.1010              0                  *
Annie Bui                                        178.8560                   178.8560              0                  *
Kathleen Audra                                   406.2280                   406.2280              0                  *
Yen K. Tran                                       17.5380                    17.5380              0                  *
Ira Pollack                                      694.2380                   694.2380              0                  *
Brenda Grady                                     266.2870                   266.2870              0                  *
Faith Pippins                                       .0010                      .0010              0                  *
Helen Hui                                        196.4710                   196.4710              0                  *
Nader Hamouda                                     84.9270                    84.9270              0                  *
Tuong Truong                                        .1090                      .1090              0                  *
Jing Guan                                         51.5450                    51.5450              0                  *
Robert Stafford                                  193.8860                   193.8860              0                  *
Soknoy Song                                         .0010                      .0010              0                  *
Elvis Lorete                                     105.3820                   105.3820              0                  *
Jeaniffer Mullen                                 210.0000                   191.7730             18                  *
Cynthia Stavely                                  337.4890                   337.4890              0                  *
John Edwards                                      16.8020                    16.8020              0                  *
Rose Trinh                                       160.3320                   160.3320              0                  *
Tran Luong                                          .0200                      .0200              0                  *
Quang Nguyen                                        .0860                      .0860              0                  *
Juan Retamozo                                       .1360                      .1360              0                  *
Hiep Nguyen                                         .0670                      .0670              0                  *
Quan Truong                                      326.2220                   326.2220              0                  *
Ray Wilfong                                      317.7050                   317.7050              0                  *
Mary Adam                                           .0280                      .0280              0                  *
Brian Thomas                                        .2790                      .2790              0                  *
Victoria Hutson                                   87.9760                    87.9760              0                  *
Hoa Ha                                           157.0130                   157.0130              0                  *
Gary Egerton                                     712.3460                   712.3460              0                  *
Shirley Renn                                      70.0330                    70.0330              0                  *
Phillip Jakobsberg                               589.9480                   589.9480              0                  *
Ixpata Maria                                      76.4180                    76.4180              0                  *
James Jackson, Jr.                               484.6010                   484.6010              0                  *
John Hood                                        298.0680                   298.0680              0                  *
Jeannine Dillard                                 356.9190                   356.9190              0                  *
Clive Wright                                     818.1800                   818.1800              0                  *
Kangyul Lee                                      370.0000                   159.2940            211                  *
Agustin Kakkanattu                               138.9930                   138.9930              0                  *
Montgomery Moltz, Jr.                            306.0000                   219.5890             86                  *
Emely Orteza                                      90.6470                    90.6470              0                  *
Chantara Kem                                        .1810                      .1810              0                  *
Obaidullah Hamidi                                 73.8730                    73.8730              0                  *
Thanh Nguyen                                      87.7430                    87.7430              0                  *
Brian McGahey                                    182.8180                   182.8180              0                  *
Phiyen Nguyen                                    217.2520                   217.2520              0                  *
John Joyce                                          .3840                      .3840              0                  *
Kevin Nguyen                                      78.9160                    78.9160              0                  *
Assefaw Haile                                    182.2830                   182.2830              0                  *
Mark Uehling                                     992.2170                   992.2170              0                  *
Ok Lee                                           168.4920                   168.4920              0                  *
Mai Truong                                       200.2820                   200.2820              0                  *
Narinder Kaur                                    172.2960                   172.2960              0                  *
John Barber                                        7.5850                     7.5850              0                  *
James McClaine                                  1592.2030                  1592.2030              0                  *
Mark Spurrier                                     29.8450                    29.8450              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Phuong Truong                                     113.0000                     .1190            113                  *
Hoa Van                                            91.3920                   91.3920              0                  *
Roberto Delapaz                                    17.3470                   17.3470              0                  *
Anna Pham                                          67.2630                   67.2630              0                  *
Thaddeus Williams                                 177.2480                  177.2480              0                  *
Thanh Tang                                        296.2080                  296.2080              0                  *
Sang Van                                           67.5300                   67.5300              0                  *
Jorge De Vera                                     218.6850                  218.6850              0                  *
Larry Rickerson                                      .0400                     .0400              0                  *
Susan Hermanson                                   625.4960                  625.4960              0                  *
Phong Hong                                           .2330                     .2330              0                  *
Elda Mikhaylov                                    288.5930                  288.5930              0                  *
Imogene Stroupe                                   244.2030                  244.2030              0                  *
Karl K. Dalka                                     127.6800                  127.6800              0                  *
Robert L. Buchanan                                   .0320                     .0320              0                  *
Manuel Nalda                                      144.6410                  144.6410              0                  *
Oanh Kan                                          235.0010                  235.0010              0                  *
Cuong Ly                                           65.2750                   65.2750              0                  *
Robert Kull                                      1142.1230                 1142.1230              0                  *
San Thanhly                                       204.7520                  204.7520              0                  *
David Thomas                                         .0010                     .0010              0                  *
Anh Lam                                           221.3010                  221.3010              0                  *
Ted Kirk                                           57.5270                   57.5270              0                  *
Ricki Gross                                       121.2540                  121.2540              0                  *
Angel Bezos                                     16000.0000                     .2320          16000                  *
Keith Anderson                                       .0270                     .0270              0                  *
Jamie C. Johns                                       .0400                     .0400              0                  *
John Nicholas                                     630.0000                  529.6950            100                  *
Barry Noel                                        769.2730                  769.2730              0                  *
Larry G. Looney, Jr.                              155.0000                   65.0500             90                  *
Velma Bishop                                      233.9770                  233.9770              0                  *
Everett G. Ring                                   945.0000                  901.0740             44                  *
Frances Brown                                      65.4280                   65.4280              0                  *
Matthew E. Nimershiem                             414.5190                  414.5190              0                  *
Mary O. Rosenburg                                  73.6900                   73.6900              0                  *
Eddie Men                                         279.2070                  279.2070              0                  *
Prem N. Bansal                                   3954.0000                  717.0410           3237                  *
Lev Y. Mazover                                     20.5690                   20.5690              0                  *
Mohammad Osman                                    439.4740                  439.4740              0                  *
Darlo Concepcion                                  423.8200                  423.8200              0                  *
Robert Skiffington                                421.6560                  421.6560              0                  *
Dung Nguyen                                       204.7920                  204.7920              0                  *
Sharon Foster                                        .1420                     .1420              0                  *
Nepomuceno M. Lucero                              584.6790                  584.6790              0                  *
Kenneth Parrish                                    57.3370                   57.3370              0                  *
Ronald R. Chaney                                 1591.1290                 1591.1290              0                  *
Mark Comer                                          8.5000                    8.5000              0                  *
Loan To                                              .0610                     .0610              0                  *
Molly Khieu                                        95.2310                   95.2310              0                  *
Frank E. Evans                                    716.9420                  716.9420              0                  *
Robert Snead                                      478.7940                  478.7940              0                  *
Dale E. Simms                                    1395.8320                 1395.8320              0                  *
Robert Lee Howard                                 286.1990                  286.1990              0                  *
Somsamon Louangrath                                  .0770                     .0770              0                  *
Janet I. Wood                                    1025.5300                 1025.5300              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Robert L. Green                                     7.8350                    7.8350              0                  *
William Burnside                                     .0500                     .0500              0                  *
Joe Hungate                                       482.4790                  482.4790              0                  *
Brian Cooke                                       489.3270                  489.3270              0                  *
Howard R. Munday                                 2731.0000                 1731.0060           1000                  *
Darlene Worrell                                   311.1120                  311.1120              0                  *
Sarah A. Williams                                    .0350                     .0350              0                  *
Patricia Lloyd                                     89.6520                   89.6520              0                  *
Harvey Deese                                      511.7560                  511.7560              0                  *
Floyd Watts                                       770.8190                  770.8190              0                  *
Verona L. Wade                                       .3020                     .3020              0                  *
Harry Tyree                                       430.1480                  430.1480              0                  *
Larry D. Bethea                                   999.8250                  999.8250              0                  *
Laney Locklear, Sr.                                  .8340                     .8340              0                  *
Catherine Dang                                    315.6510                  315.6510              0                  *
Gettys Brown                                     1515.0000                 1431.8010             84                  *
James Johnson                                     666.7490                  666.7490              0                  *
Waymon M. Melvin                                  434.5760                  434.5760              0                  *
Harold Collins                                    967.2340                  967.2340              0                  *
Roland S. Moore                                  1827.0000                 1727.0980            100                  *
Randy Cox                                         140.5120                  140.5120              0                  *
James S. Beason                                  1139.0000                 1100.8480             38                  *
Robin Price                                       234.4530                  234.4530              0                  *
Scott M. Lisk, Sr.                               1103.6680                 1103.6680              0                  *
James B. Mitchell                                1179.0000                 1120.1080             59                  *
Franklin R. Covington                                .0100                     .0100              0                  *
Samuel Ray Deese                                  743.4500                  743.4500              0                  *
Larry D. Coggins                                 1442.0450                 1442.0450              0                  *
Ronnie Pittman                                    509.9100                  509.9100              0                  *
Billy R. Graham                                  1116.5330                 1116.5330              0                  *
Bruce Brayboy                                    1262.1860                 1262.1860              0                  *
Carolyn Rawlings                                   72.4220                   72.4220              0                  *
Harold L. Covington                                  .0170                     .0170              0                  *
Greg Reavis                                       216.5690                  216.5690              0                  *
Harvey McDonald                                   827.0570                  827.0570              0                  *
Bobby G. Locklear                                1097.0000                 1030.0880             67                  *
Angela Orr                                         99.8810                   99.8810              0                  *
Jerold F. Cummings                                665.0530                  665.0530              0                  *
John Davis                                         66.3060                   66.3060              0                  *
Alan Bowden                                       431.3870                  431.3870              0                  *
Marshall W. Chavis                               1631.3380                 1631.3380              0                  *
Charlie Jones                                     675.9720                  675.9720              0                  *
Keith D. Conrad                                   659.1520                  659.1520              0                  *
Harold P. Chavis                                     .1120                     .1120              0                  *
Jerry Stepp                                       733.0080                  733.0080              0                  *
Julius Oxendine                                      .0170                     .0170              0                  *
Mary F. McGugan                                   881.0000                  862.4700             19                  *
Lee V. Thomas                                    1484.8410                 1484.8410              0                  *
Arthelia Mayo                                     218.7240                  218.7240              0                  *
Jerry Absher                                      903.8910                  903.8910              0                  *
John C. Oliver                                    483.8130                  483.8130              0                  *
John P. Smith                                     913.9610                  913.9610              0                  *
David R. Conner                                  1376.9040                 1376.9040              0                  *
Mary Williams                                        .0110                     .0110              0                  *
William D. Hanna                                 1000.8720                 1000.8720              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Lacie Graham                                         .0090                     .0090              0                  *
Cary C. McMillan                                  914.9190                  914.9190              0                  *
Elizabeth D. Fogarty                              138.3040                  138.3040              0                  *
Michael V. Ray                                     36.1290                   36.1290              0                  *
Jimmy Graham                                        1.2150                    1.2150              0                  *
Fannie Clark                                       86.5160                   86.5160              0                  *
Malcom Bowyer                                     114.3280                  114.3280              0                  *
Paul G. Coble                                    1327.3050                 1327.3050              0                  *
Mary E. Wilson                                       .0010                     .0010              0                  *
Ella G. Spears                                    897.1650                  897.1650              0                  *
Leonard Locklear                                  710.3850                  710.3850              0                  *
Laney Locklear                                   1035.0550                 1035.0550              0                  *
Randy Locklear                                   1315.0490                 1315.0490              0                  *
Jerald A. Sewell                                   47.5230                   47.5230              0                  *
Dennis L. Thompson                                238.5190                  238.5190              0                  *
Ruth McClain                                      651.0780                  651.0780              0                  *
George B. Chavis                                     .0130                     .0130              0                  *
Ivery Gertrude                                     18.4980                   18.4980              0                  *
Danny C. Smith                                    799.8630                  799.8630              0                  *
Steve D. Vaughn                                  1261.5510                 1261.5510              0                  *
Holly Dionne                                     1213.0940                 1213.0940              0                  *
Mickey Rice                                      1215.2380                 1215.2380              0                  *
Anthony P. Kirtsey                                913.3950                  913.3950              0                  *
Timothy W. Henderson                              965.3710                  965.3710              0                  *
Kimberly D. Watson                                  5.5650                    5.5650              0                  *
Ethel M. Talley                                     6.1520                    6.1520              0                  *
Brad D. Chandler                                  144.1950                  144.1950              0                  *
Avie Jeter                                        284.3770                  284.3770              0                  *
Jeffrey E. Calvin                                1170.7750                 1170.7750              0                  *
Jeffrey L. Gelzer                                  82.1920                   82.1920              0                  *
James Smith                                       541.0520                  541.0520              0                  *
Arlin M. Chastain                                 264.1570                  264.1570              0                  *
Glen Norwood                                      708.9700                  708.9700              0                  *
Sheri Mahaffey                                    260.4100                  260.4100              0                  *
David Gilfillan                                   498.0420                  498.0420              0                  *
David A. Bailey                                   738.5480                  738.5480              0                  *
Stephen R. Kirby                                  590.8620                  590.8620              0                  *
Bobby D. Johnson                                  872.0720                  872.0720              0                  *
Barbara Ann Casey                                1126.5330                 1126.5330              0                  *
Stephen L. Brewington                            1089.5360                 1089.5360              0                  *
Mark C. Gallman                                  1142.0060                 1142.0060              0                  *
Chris M. Brown                                    671.1360                  671.1360              0                  *
Charlie Gadson                                       .0010                     .0010              0                  *
Thomas W. Lawson                                 1153.7730                 1153.7730              0                  *
James W. Smith                                   1410.2900                 1410.2900              0                  *
Anthony Counts                                    459.5880                  459.5880              0                  *
Arthur Brice                                        1.9820                    1.9820              0                  *
Derry J. Bundrick                                1464.6570                 1464.6570              0                  *
Betty K. Conner                                   896.1030                  896.1030              0                  *
Stanley G. Rochester                              719.7670                  719.7670              0                  *
Jackie Mathis                                      96.8140                   96.8140              0                  *
Janice H. Burnett                                1075.8110                 1075.8110              0                  *
Mark Dillashaw                                     46.4540                   46.4540              0                  *
Thomas Brown                                      451.5940                  451.5940              0                  *
Theresa B. Gregg                                     .0010                     .0010              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Harold R. Lee                                    1351.2870                 1351.2870              0                  *
Michael J. Morrow                                1325.5160                 1325.5160              0                  *
Alphelia R. Duck                                 1224.1880                 1224.1880              0                  *
Molly Bruster                                     276.3530                  276.3530              0                  *
Randall B. Morris                                    .0210                     .0210              0                  *
Larry P. Parham                                    29.8230                   29.8230              0                  *
Freida Tipton                                     999.6860                  999.6860              0                  *
William C. Chandler                               353.3870                  353.3870              0                  *
Gloria E. Gadson                                    2.0000                     .0020              2                  *
Jerry R. Draper                                      .0250                     .0250              0                  *
Dartlan R. Collins                               1382.0210                 1382.0210              0                  *
Carol Kimling                                     363.1670                  363.1670              0                  *
Greg T. Walden                                     72.9340                   72.9340              0                  *
Joseph W. Chastain                                110.5670                  110.5670              0                  *
Murtaza R. Dossaji                               1099.9080                 1099.9080              0                  *
Kimberli H. Green                                 444.4010                  444.4010              0                  *
Candace L. Hughes-Frady                            84.9510                   84.9510              0                  *
William Varner                                    572.4540                  572.4540              0                  *
Timothy L. Chastain                               131.7480                  131.7480              0                  *
Peyton Bateman                                     67.7160                   67.7160              0                  *
Terry D. Brice                                       .0040                     .0040              0                  *
Phillip R. Graham                                 333.8390                  333.8390              0                  *
Albert K. Ramsey                                 1220.0000                 1120.2320            100                  *
Iqbal F. Alimohamed                              1401.7000                 1401.7000              0                  *
Stephanie T. Goldsmith                             95.4400                   95.4400              0                  *
Willie J. Spurgeon                                945.3130                  945.3130              0                  *
Chris D. Mathis                                   116.8870                  116.8870              0                  *
Mary R. Forrester                                    .0010                     .0010              0                  *
Joseph A. Barker                                 1138.0000                 1045.5750             92                  *
Odell Jones                                       521.3330                  521.3330              0                  *
Gwen Suber-Wilson                                1543.7220                 1543.7220              0                  *
Anthony Legrand                                   597.7640                  597.7640              0                  *
James A. Gist                                     657.4320                  657.4320              0                  *
Dorothy J. Lee                                   1621.7320                 1621.7320              0                  *
Ronnie Oneal Fuller                               922.0060                  922.0060              0                  *
Bruce Bailey                                     1020.4670                 1020.4670              0                  *
Michael C. Pulley                                1020.2040                 1020.2040              0                  *
Michael A. Mesardjian                            1254.0770                 1254.0770              0                  *
Eugene W. Henderson                               869.2670                  869.2670              0                  *
Charles E. Gist                                   189.5740                  189.5740              0                  *
Jerry Alan Weaver                                 979.9640                  979.9640              0                  *
Freddie L. Foggie                                1084.0000                  988.7120             95                  *
Robert E. Schmidt                                1210.0520                 1210.0520              0                  *
Francis O. Ramsey                                 956.9310                  956.9310              0                  *
Marjorie C. Coggins                                  .0010                     .0010              0                  *
William Knight                                    396.4400                  396.4400              0                  *
Dianne S. Summey                                  957.0000                  857.2740            100                  *
Timothy Wayn Chastain                            1269.4070                 1269.4070              0                  *
William L. Edmond                                 420.8590                  420.8590              0                  *
David McLeveen                                     28.7020                   28.7020              0                  *
Barry G. Jones                                   1611.0490                 1611.0490              0                  *
Diann M. Brown                                    758.7180                  758.7180              0                  *
Mark L. Poteat                                    981.0000                  880.8530            100                  *
Monty D. Benjamin                                1586.8730                 1586.8730              0                  *
Albert R. Smith                                  1401.8420                 1401.8420              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Mitchell G. Green                                     .0020                    .0020              0                  *
Scott Templeton                                   1253.4530                1253.4530              0                  *
Clifford Robertson                                 210.4780                 210.4780              0                  *
Robert Mason                                      1403.3290                1403.3290              0                  *
Gerry B. Spells                                    475.8270                 475.8270              0                  *
Robby L. Pittman                                  1031.6610                1031.6610              0                  *
Ralph M. Summerlin                                1101.3240                1101.3240              0                  *
Michael Snow                                          .0010                    .0010              0                  *
Ray C. Wilkins                                     160.5980                 160.5980              0                  *
James T. Jolly                                     712.3470                 712.3470              0                  *
Joe Douglas Graham                                  47.9090                  47.9090              0                  *
Winona B. Gregory                                  908.3590                 908.3590              0                  *
Ricky Simmons                                      474.1780                 474.1780              0                  *
Gregory P. Blackwell                                  .0010                    .0010              0                  *
Marie L. Schweikert                                   .0010                    .0010              0                  *
David Chumley                                       34.2580                  34.2580              0                  *
Maxie Murphy                                       512.6430                 512.6430              0                  *
Michael W. Pugh                                    694.1970                 694.1970              0                  *
Brenda H. Pierce                                  1003.4190                1003.4190              0                  *
Joseph M. Bowers                                   161.6030                 161.6030              0                  *
Chuong H Le                                        369.3820                 369.3820              0                  *
Henry D. Rhames, Jr.                                  .0050                    .0050              0                  *
Lisa Smith                                         998.4040                 998.4040              0                  *
Janice Cash                                        714.8000                 714.8000              0                  *
Norma S. Parker                                    879.4530                 879.4530              0                  *
Stefan T. Murphy                                   161.9230                 161.9230              0                  *
Jennifer L. Sprouse                                 26.8100                  26.8100              0                  *
Gloria J. Hutto                                       .0010                    .0010              0                  *
Linda Diane Sawyer                                 927.5330                 927.5330              0                  *
Eric Gault                                         959.7240                 959.7240              0                  *
Quinn H. Vance                                    1184.9510                1184.9510              0                  *
JB Jones                                            42.4830                  42.4830              0                  *
Samuel Glen Childers                               882.1630                 882.1630              0                  *
Kristie C. Hughes                                 1033.0000                 995.6470             37                  *
Kristie C. Hughes                                  995.6470                 995.6470              0                  *
James E. Brown                                      70.5860                  70.5860              0                  *
Glenda A. Nix                                         .0460                    .0460              0                  *
Scott N. Griffin                                  1669.0660                1669.0660              0                  *
Ralph S. Childers                                 1337.9930                1337.9930              0                  *
Rebecca F. Duperry                                1074.0390                1074.0390              0                  *
Wallace D. Wilkins                                 167.7510                 167.7510              0                  *
Michael J. Jones                                      .0010                    .0010              0                  *
Sara Jo Krause                                     691.4170                 691.4170              0                  *
Stanley E. Staggs                                 1406.3560                1406.3560              0                  *
Ralph D. McConnell                                1052.2590                1052.2590              0                  *
Paul II Paris                                      523.9200                 523.9200              0                  *
Tracey E. Coleman                                     .0800                    .0800              0                  *
Tanya Norwood                                         .0340                    .0340              0                  *
Michael A. Gibson                                     .0040                    .0040              0                  *
Rickey Rice                                       1008.5900                1008.5900              0                  *
Gregory S. Childers                                932.6040                 932.6040              0                  *
Dennis Porter                                       81.4370                  81.4370              0                  *
Richard S. Edwards                                 174.6050                 174.6050              0                  *
Timothy R. Bostic                                 1129.1600                1129.1600              0                  *
Otis S. Gentry                                        .0040                    .0040              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Nathan A. Fulcher                                1094.0000                  954.0170            140                  *
Eric Wade Phillips, Sr.                            35.0110                   35.0110              0                  *
Leshawne Jenkins                                  807.4740                  807.4740              0                  *
Arminda L. Sloan                                  179.5500                  179.5500              0                  *
Leon Corley                                        25.4220                   25.4220              0                  *
Verlie Lawson                                     586.9490                  586.9490              0                  *
Cory L. Dimery                                    102.6770                  102.6770              0                  *
Henry Grady Thackston, Jr.                           .0310                     .0310              0                  *
Karine-Nathalie Glass                              84.2400                   84.2400              0                  *
Russell Lee Lipford, Jr.                         1414.9110                 1414.9110              0                  *
Joe C. Wheeler                                   1901.6030                 1901.6030              0                  *
Shirley C.Daniel                                  905.1400                  905.1400              0                  *
Michael D. Tuck                                   176.7840                  176.7840              0                  *
Ross Rogers                                          .0180                     .0180              0                  *
Charles Durrah                                     44.5800                   44.5800              0                  *
Gloria A. Norris                                 1004.1880                 1004.1880              0                  *
William L. Thorne                                1337.4590                 1337.4590              0                  *
Eric G. Glass                                     818.0580                  818.0580              0                  *
Maxie G. Chumley                                 1958.0000                 1558.2330            400                  *
Steve C. McFalls                                  906.3390                  906.3390              0                  *
James Wood                                       1213.1130                 1213.1130              0                  *
David B. Wilson                                      .0010                     .0010              0                  *
Conley Lee McGee                                     .0010                     .0010              0                  *
James R. Easler                                    44.4630                   44.4630              0                  *
Randy Snow                                           .5770                     .5770              0                  *
Randall E. Burgess                                643.0170                  643.0170              0                  *
Jerry W. Landis                                   497.9860                  497.9860              0                  *
Anthony Price                                    1211.3240                 1211.3240              0                  *
Jerry W. Easler                                  1149.2170                 1149.2170              0                  *
Steve C. Edwards                                  518.6930                  518.6930              0                  *
Stefan C. Seidl                                   990.0000                  889.5970            100                  *
Kenneth Vaughn, Jr.                                93.9120                   93.9120              0                  *
Russell W. Dodson                                 814.1410                  814.1410              0                  *
James Steven Morrison                            1632.6120                 1632.6120              0                  *
Kelly D. Calvin                                   786.3760                  786.3760              0                  *
Beverli D. Kusztos                                970.4380                  970.4380              0                  *
Elliott Thompson                                   26.5120                   26.5120              0                  *
Michael L. Brown                                     .2420                     .2420              0                  *
Ronnie Waldrop                                       .0130                     .0130              0                  *
Joseph E. Putman                                  545.8580                  545.8580              0                  *
James C. Horton                                   581.6590                  581.6590              0                  *
Mary Christine Smith-Kurta                        602.1810                  602.1810              0                  *
Johnny Whitted                                       .0010                     .0010              0                  *
Tien Nguyen                                       525.2900                  525.2900              0                  *
William R. Johnson                                   .0040                     .0040              0                  *
Ralph Roddy, Jr.                                 1031.4830                 1031.4830              0                  *
Kenneth Green                                     343.0050                  343.0050              0                  *
Todd M. Crumpton                                     .0010                     .0010              0                  *
James Riddle                                      261.4510                  261.4510              0                  *
John C. Deaton, Jr.                               865.7780                  865.7780              0                  *
Ronald Lydie                                      489.6960                  489.6960              0                  *
Martha R. Keller                                 1051.9910                 1051.9910              0                  *
Lana K. Arnold                                   1366.9790                 1366.9790              0                  *
James Porter                                      251.8170                  251.8170              0                  *
Gregory Scott                                    1739.6260                 1739.6260              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Arvella R. Sellars                                969.5180                  969.5180              0                  *
Linda Griffin                                     416.1930                  416.1930              0                  *
Larry Wayne DeYoung                              1276.8620                 1276.8620              0                  *
Ann L. Coble                                     1121.6620                 1121.6620              0                  *
Millard Hollifield                                609.7680                  609.7680              0                  *
Teresa A. Kelly                                   896.5630                  896.5630              0                  *
Jerry Greene                                         .0010                     .0010              0                  *
Nihad Hanano                                     1752.7120                 1752.7120              0                  *
Mary A. Bishop                                    893.5300                  893.5300              0                  *
Karen E. Watson                                   568.3760                  568.3760              0                  *
William Cox                                       540.4580                  540.4580              0                  *
Cathy L. Cudd                                     770.9160                  770.9160              0                  *
Frieda D. Creech                                 1435.2110                 1435.2110              0                  *
George C. Mullis                                 1551.0000                 1350.8570            200                  *
John O. Grant, Jr.                               2087.3900                 2087.3900              0                  *
Craig A. Victor                                    49.3450                   49.3450              0                  *
Phillip M. Kelley                                 118.5490                  118.5490              0                  *
Joseph W. Stone                                   155.8230                  155.8230              0                  *
Donald K. Woodard, IV                             140.0110                  140.0110              0                  *
Joel Haddle                                        95.8760                   95.8760              0                  *
Robert Brasse                                        .1970                     .1970              0                  *
Christopher C. Hill                                  .1340                     .1340              0                  *
Charles W. Otap                                   422.9780                  422.9780              0                  *
James T. Dewberry                                 905.0000                  806.5070             98                  *
Juanita W. McBrayer                                  .0500                     .0500              0                  *
Michael E. Bailey                                1341.8650                 1341.8650              0                  *
Nancy L. Plumley                                  590.3840                  590.3840              0                  *
Robert Bourg                                      967.2870                  967.2870              0                  *
David L. Strouse                                 1193.2540                 1193.2540              0                  *
Deborah Schaub                                    893.9020                  893.9020              0                  *
Yvonne Starnes                                    226.6540                  226.6540              0                  *
John S. Listar                                      9.8030                    9.8030              0                  *
John P. Wilcher                                   619.1290                  619.1290              0                  *
Scott Vlock                                       238.2280                  238.2280              0                  *
James A. Burch                                     87.7830                   87.7830              0                  *
David A. Proctor                                 1892.7970                 1892.7970              0                  *
Ann Grimm                                         316.2850                  316.2850              0                  *
Larry A. Jernigan                                1530.0000                 1404.3960            126                  *
Lee C.Plumley                                     608.3950                  608.3950              0                  *
Frank R. Walker                                  1266.6410                 1266.6410              0                  *
Robert Pierce                                     573.0000                  469.4030            104                  *
Donald R. Cruitt                                 1522.7560                 1522.7560              0                  *
Stephanie K. Brant                                476.8820                  476.8820              0                  *
Patrick Lutzko                                    376.4970                  376.4970              0                  *
Craig Vandeventer                                 445.1330                  445.1330              0                  *
Victor Chavez                                      54.0210                   54.0210              0                  *
Robert Carey                                       54.1130                   54.1130              0                  *
Virginia A. Voirol                                   .0310                     .0310              0                  *
John Halowell                                     702.6730                  702.6730              0                  *
Michael M. Joyce                                 1578.0910                 1578.0910              0                  *
Albert R. Kreger                                 1819.0000                 1618.8280            200                  *
Patricia M. Rice                                  705.5720                  705.5720              0                  *
Ryan Gould                                        581.6370                  581.6370              0                  *
Dave Preuninger                                  1770.0000                 1570.0780            200                  *
Hene J. Johnson, Jr.                             1430.7720                 1430.7720              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
William G. Glass                                 1790.0590                 1790.0590              0                  *
Robert L. Suggs                                      .0010                     .0010              0                  *
Ronald E. Kurta                                   513.4630                  513.4630              0                  *
Peter Mathern                                     416.2080                  416.2080              0                  *
Mark W. Henry                                    1291.4870                 1291.4870              0                  *
David E. Schweikert                              1497.6120                 1497.6120              0                  *
Gerald Miller                                        .0690                     .0690              0                  *
Timothy G. Tullis                                1097.8310                 1097.8310              0                  *
Curtiss A. Grau                                  1026.3590                 1026.3590              0                  *
David Kuhn                                       1312.1960                 1312.1960              0                  *
Thomas C. Crosby                                 1972.9900                 1972.9900              0                  *
Gregory Spahr                                      88.1510                   88.1510              0                  *
Scott W. Hamilton                                 883.4880                  883.4880              0                  *
James W. Illing                                  1978.6590                 1978.6590              0                  *
Adrienne Hough                                    287.9160                  287.9160              0                  *
Michel Manseau                                    417.7410                  417.7410              0                  *
Robert J. Londeen                                 590.9650                  590.9650              0                  *
Darin Magera                                         .0010                     .0010              0                  *
Michael E. Ring                                  1641.2370                 1641.2370              0                  *
Peter M. Kesik                                       .1950                     .1950              0                  *
Michael G. D. Hoore                               320.2110                  320.2110              0                  *
Michael S. Paliga                                    .2240                     .2240              0                  *
Jesus Barajas                                    1372.0000                 1311.8040             60                  *
Connie O. Wofford                                 796.7780                  796.7780              0                  *
Edward W. Mayfield                                897.9600                  897.9600              0                  *
Jonathan Wild                                     362.2490                  362.2490              0                  *
Eric S. Graves                                    178.0000                  145.8200             32                  *
Douglas A. Waters                                    .0040                     .0040              0                  *
Robert L. Flatford                                 33.8980                   33.8980              0                  *
Dan L. Rigsby                                        .0030                     .0030              0                  *
Kenneth S. Nevers                                 179.2790                  179.2790              0                  *
James Capron                                         .0790                     .0790              0                  *
Hector Martinez                                   546.2120                  546.2120              0                  *
Michael J. Moriarity                             1623.4270                 1623.4270              0                  *
David McCoy                                      1628.7830                 1628.7830              0                  *
Charles J. Erris                                  421.9180                  421.9180              0                  *
Laura C. Olsen                                       .0350                     .0350              0                  *
Amy Kucan                                            .0740                     .0740              0                  *
Donald L. Fischer                                   9.6560                    9.6560              0                  *
William Milholland                                215.0410                  215.0410              0                  *
Joe Angelini                                        5.5640                    5.5640              0                  *
Seppo O. Saarinen                                 665.0000                  599.5480             65                  *
Nancy Emmett                                        7.6680                    7.6680              0                  *
Danny Fields                                         .1210                     .1210              0                  *
Linda S. Fischer                                 1229.4070                 1229.4070              0                  *
Albert Burgos                                      15.5490                   15.5490              0                  *
Donald S. Wallace                                    .2380                     .2380              0                  *
Pearl Howard                                         .0010                     .0010              0                  *
Ricardo J. Torres, Jr.                            821.2470                  821.2470              0                  *
David Tipton                                         .0270                     .0270              0                  *
Luis Barajas                                      643.0540                  643.0540              0                  *
Robert L. Edwards                                 993.4860                  993.4860              0                  *
Juana Martinez                                       .1300                     .1300              0                  *
Raydel D. Cabrera                                 531.4370                  531.4370              0                  *
Boris La Penko                                    413.6820                  413.6820              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Alfredo Barajas                                      .5410                     .5410              0                  *
Luis E. Carrizal                                  606.6720                  606.6720              0                  *
Arturo Escobedo                                   617.4710                  617.4710              0                  *
Dennis Raymundo                                   108.0290                  108.0290              0                  *
Juan Ramos                                           .0010                     .0010              0                  *
Donald E. Stonerock, Jr.                             .0010                     .0010              0                  *
Robert D. Baltrusis                               727.2760                  727.2760              0                  *
Haibo Tong                                        380.9010                  380.9010              0                  *
Warren D. Roddy                                   905.0310                  905.0310              0                  *
Vitania Thomas                                    389.7300                  389.7300              0                  *
Matthew J. Glasper                                548.2800                  548.2800              0                  *
Leonid Fiks                                       152.1490                  152.1490              0                  *
Earl J. Rinker                                    921.0180                  921.0180              0                  *
Milagros C. Rilo                                  445.6600                  445.6600              0                  *
Susan M. Jones                                    523.0880                  523.0880              0                  *
Joel Jennings                                       7.1360                    7.1360              0                  *
Yan Guo                                              .1120                     .1120              0                  *
Curtis L. Wilson                                     .1280                     .1280              0                  *
Rafael A. Regalado                                724.9380                  724.9380              0                  *
Nancy Simonini                                   1465.1660                 1465.1660              0                  *
David Cobb                                         10.4560                   10.4560              0                  *
Randy R. Gutierrez                                595.6420                  595.6420              0                  *
Dennis W. King                                   1588.6510                 1588.6510              0                  *
Michael A. O'Neill                                982.0000                  947.8100             34                  *
Sylvester Ryszka                                  580.2220                  580.2220              0                  *
Marcela Tietjen                                   734.5420                  734.5420              0                  *
Joseph Katsev                                     564.7590                  564.7590              0                  *
Isaac C. Miller                                   607.2010                  607.2010              0                  *
Leszek Bejgiert                                   265.3120                  265.3120              0                  *
Mary Jo Mistal                                    207.9590                  207.9590              0                  *
Peter Wisniewski                                  555.8080                  555.8080              0                  *
Angel M. Gomez                                       .0010                     .0010              0                  *
Jeffrey Evans                                        .0120                     .0120              0                  *
John O. Erickson, Jr.                             794.6860                  794.6860              0                  *
Lora Katsev                                       394.8200                  394.8200              0                  *
Ruben Ruiz                                        155.4940                  155.4940              0                  *
Arturo Oyervides                                  563.7090                  563.7090              0                  *
Romeo H. Talento                                  513.0170                  513.0170              0                  *
Melville D'Souza                                  865.3460                  865.3460              0                  *
Frank C. Womack                                   186.5950                  186.5950              0                  *
Richard J. Szromba                                968.8220                  968.8220              0                  *
Milan Petrovic                                     34.0000                     .0030             34                  *
Nicolas Balcazar                                  702.5700                  702.5700              0                  *
Nunzio Virgilio                                      .1330                     .1330              0                  *
Carlton J. Banton                                 589.2750                  589.2750              0                  *
Michael E. Lebensorger                            932.6940                  932.6940              0                  *
Mark K. Odishoo                                   604.4300                  604.4300              0                  *
Abel M. Flores                                    533.3700                  533.3700              0                  *
Christopher Niedzwiedzki                          791.7040                  791.7040              0                  *
Muntazim S. Alavi                                 545.5980                  545.5980              0                  *
Pasteur C. Damocles                               366.2990                  366.2990              0                  *
Emily D. Truman                                  1415.3390                 1415.3390              0                  *
Thanh Tran                                         46.0160                   46.0160              0                  *
Julian Cygan                                        3.9760                    3.9760              0                  *
Robert A. Reese                                  1237.6660                 1237.6660              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Walter Escobar                                    444.7420                  444.7420              0                  *
Rolando Garcia                                    251.9410                  251.9410              0                  *
Igor D. Grunin                                    645.2950                  645.2950              0                  *
Jose A. Diaz                                      265.8860                  265.8860              0                  *
Donato Martino                                    791.0110                  791.0110              0                  *
Yefim Salganik                                    205.6320                  205.6320              0                  *
Juan Avalos                                       751.2660                  751.2660              0                  *
Fotios Golemis                                    939.3030                  939.3030              0                  *
James E. Dolan                                       .2050                     .2050              0                  *
Manuel Herrera                                    855.9150                  855.9150              0                  *
Francisco Gil                                        .0460                     .0460              0                  *
James C. Pawlak                                  4246.0000                 1246.1000           3000                  *
Deborah L. Staley                                    .5830                     .5830              0                  *
Eduardo A. Rizzo                                  544.4630                  544.4630              0                  *
Juan A. Martinez                                  670.0560                  670.0560              0                  *
Kenneth A. Wieczorek                                 .1310                     .1310              0                  *
Richard A. Peck                                   910.1210                  910.1210              0                  *
Sylvana A. Dunski                                 355.1770                  355.1770              0                  *
Marlo N. Gozar                                    956.3610                  956.3610              0                  *
Carlos Barajas                                    941.6280                  941.6280              0                  *
Przemyslaw Gaj                                       .0060                     .0060              0                  *
Victor M. Zamora                                  701.9730                  701.9730              0                  *
Michael M. Wasilewski                             768.0000                  747.3990             21                  *
Keith O. Gardner                                  848.3160                  848.3160              0                  *
Ulises Canarte                                     86.8640                   86.8640              0                  *
Rodna S. Mathus                                      .0690                     .0690              0                  *
Denise Haerle                                        .1200                     .1200              0                  *
Kelley A. Widerstrom                                4.5640                    4.5640              0                  *
Eli Perkins, Jr.                                  958.0650                  958.0650              0                  *
Phillip Lascola                                     8.9690                    8.9690              0                  *
Greg A. Kochendorfer                              855.6830                  855.6830              0                  *
Alfonso Barajas                                  1586.8370                 1586.8370              0                  *
Aldo A. Ciccarella                               1041.9710                 1041.9710              0                  *
Roy G. Jones                                      661.6640                  661.6640              0                  *
Pawel M. Kuchowicz                                821.4730                  821.4730              0                  *
Calvin L. Madison                                  70.5310                   70.5310              0                  *
Pyong C. Choe                                     476.9190                  476.9190              0                  *
Howard R. Sommerfeld                             1413.3020                 1413.3020              0                  *
Samuel Y. Chiu                                    576.0000                  456.0710            120                  *
Nataliya Sigal                                    539.0310                  539.0310              0                  *
Maria Kotlyar                                     537.3740                  537.3740              0                  *
John C. Dominguez                                    .2880                     .2880              0                  *
Victor Ruiz                                       591.8410                  591.8410              0                  *
Ralf D. Stuckart                                  781.5170                  781.5170              0                  *
Robert W. O'Keefe                                    .2900                     .2900              0                  *
Javier Centeno                                     32.8590                   32.8590              0                  *
Jose A. Arredondo                                 740.3990                  740.3990              0                  *
Renford M. Riley                                  474.2680                  474.2680              0                  *
William E. Urian                                  870.2060                  870.2060              0                  *
Samuel Quillie                                      5.7480                    5.7480              0                  *
Olga Flores                                       315.5900                  315.5900              0                  *
Angel Ruiz                                        718.0780                  718.0780              0                  *
Garland S. Rose, Jr.                                 .4850                     .4850              0                  *
Steven A. Lucas                                   392.5310                  392.5310              0                  *
Lucyna Majewski                                   497.5390                  497.5390              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Richard L. Spiwak                                    .2380                     .2380              0                  *
Richard Watts, Jr.                                   .0010                     .0010              0                  *
Ronald A. Pabich                                  147.7590                  147.7590              0                  *
Luis A. Muentes                                      .1710                     .1710              0                  *
Susan Hoffmann                                      6.4280                    6.4280              0                  *
Atmanzay Shahzadah                                158.5530                  158.5530              0                  *
John Mattson                                      429.5660                  429.5660              0                  *
Lana M. Escobar                                      .0010                     .0010              0                  *
Victor C. Knighten                                   .0010                     .0010              0                  *
Daniel Mendoza                                     52.4950                   52.4950              0                  *
David A. DeWolf                                   704.1630                  704.1630              0                  *
Alexander S. Rockomanovich                        871.2730                  871.2730              0                  *
Lucia S. Chu                                         .0410                     .0410              0                  *
Dean C. Townsend                                     .0020                     .0020              0                  *
Senad Music                                         8.4470                    8.4470              0                  *
Richard N. Daniels                                   .2650                     .2650              0                  *
Jack Romicher                                     642.7590                  642.7590              0                  *
William Visconti                                 1022.9280                 1022.9280              0                  *
Gil F. Orellana                                   533.3020                  533.3020              0                  *
Jozef E. Plaza                                    634.3490                  634.3490              0                  *
Marquita L. Ohrt                                  163.0940                  163.0940              0                  *
Marilyn L. Danhauer                                  .0010                     .0010              0                  *
Tahi Ghani                                        734.7440                  734.7440              0                  *
Fermin Rivera                                     511.1120                  511.1120              0                  *
Truc Chi Nguyen                                      .1620                     .1620              0                  *
Gene A. Karpenski, Sr.                            527.4910                  527.4910              0                  *
Ronald B. Zweigoron                              2277.0000                 1876.6750            400                  *
Ralph E. Kornack, Jr.                                .5320                     .5320              0                  *
Mark Faktorovich                                  521.4120                  521.4120              0                  *
Antonio Correa, Jr.                               479.8780                  479.8780              0                  *
George Shafer                                     690.0800                  690.0800              0                  *
Luis Alvarado                                     405.6360                  405.6360              0                  *
Irene R. Fitzpatrick                             2442.0000                 1221.6890           1220                  *
Richard W. Huppert, Jr.                          1141.7120                 1141.7120              0                  *
Marlen P. Rodriguez                               657.8270                  657.8270              0                  *
William G. Pohnan, Jr.                            758.6340                  758.6340              0                  *
John Anderson                                      69.7570                   69.7570              0                  *
Richard A. Dietz                                 1034.2910                 1034.2910              0                  *
Fenton P. Dawson                                     .2980                     .2980              0                  *
Marianne L. Krbec                                 897.4110                  897.4110              0                  *
Juvenai Arroyo                                    740.1940                  740.1940              0                  *
Les. L. Middleton                                 910.9900                  910.9900              0                  *
Perfecto Garcia                                   548.5590                  548.5590              0                  *
Angela M. Hans                                    714.4090                  714.4090              0                  *
Valery Gluzkin                                    580.0000                  523.5340             56                  *
Rodolfo C. Manuel                                    .2880                     .2880              0                  *
Mark C. Van Cleave                               7068.0000                 2067.5630           5000                  *
Elena A. Sierra                                   378.4440                  378.4440              0                  *
Antoinette Seibert                                   .0020                     .0020              0                  *
Juan Calderon                                     534.6420                  534.6420              0                  *
Jaime Jara                                           .0100                     .0100              0                  *
Ramiro Alonso                                    1127.5800                 1127.5800              0                  *
Martha C. Quintana                                418.5760                  418.5760              0                  *
Gary Lorber                                       232.2820                  232.2820              0                  *
Victerino Nunez                                      .5500                     .5500              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Ronald J. Piantkowski                             717.0000                  663.3650              54                 *
Vlado Teofilov                                       .0060                     .0060               0                 *
Joseph M. Antosz                                  540.3820                  540.3820               0                 *
David Rivera                                      189.5710                  189.5710               0                 *
German Reyes                                         .1070                     .1070               0                 *
Juliette Kako                                     410.9890                  410.9890               0                 *
Anna Zeglen                                       387.1550                  387.1550               0                 *
William Pius                                       59.2220                   59.2220               0                 *
Peter Buckley                                     580.5150                  580.5150               0                 *
John W. Damushes                                 1131.7030                 1131.7030               0                 *
Ulrich G. Gruns                                  1020.7700                 1020.7700               0                 *
John F. Dreas                                     332.1620                  332.1620               0                 *
Patrick White                                        .0010                     .0010               0                 *
Patricia A. Mugford                               501.1350                  501.1350               0                 *
Jerome J. Dwyer                                  1593.8530                 1593.8530               0                 *
Albert Barrett                                       .7250                     .7250               0                 *
Ebens Vieux                                        26.7710                   26.7710               0                 *
Gilbert Maristela                                  59.1550                   59.1550               0                 *
Daniel E. O'DeKirk                                   .0020                     .0020               0                 *
George D. Lackey                                  205.9600                  205.9600               0                 *
Lynne M. Grove                                     70.2390                   70.2390               0                 *
Afsar Ali                                         629.0000                  271.6660             357                 *
Dennis E. Huebner                                1248.9040                 1248.9040               0                 *
Richard Richey                                     12.2150                   12.2150               0                 *
Eladio Matos                                      714.5170                  714.5170               0                 *
Steve Wojdyla                                     495.1270                  495.1270               0                 *
Dawn Randall                                         .1110                     .1110               0                 *
Carl W. Roth                                     1311.0000                 1191.5010             119                 *
Milton Vicenteno                                   12.1890                   12.1890               0                 *
Ramona Santiago                                   103.9780                  103.9780               0                 *
Anant S. Deshpande                                201.8800                  201.8800               0                 *
Mario Gamez                                       817.8800                  817.8800               0                 *
Charlotte L. Griffith                             224.3270                  224.3270               0                 *
Norbert Lipp                                       11.0450                   11.0450               0                 *
Glenn D. Ptacek                                   551.6570                  551.6570               0                 *
Jorge L. Cabrera                                  492.7600                  492.7600               0                 *
Juan Huerta                                       788.2410                  788.2410               0                 *
Helen V. Parejko                                     .0990                     .0990               0                 *
Blandin B. Kallu                                     .2700                     .2700               0                 *
Ziggy V. Kurnik                                   605.8410                  605.8410               0                 *
Mohammed I. Khaleel                                48.7730                   48.7730               0                 *
Veronica C. Segovia                               322.5570                  322.5570               0                 *
Staffan G. Brandt                                1797.0940                 1797.0940               0                 *
Lys Brisard                                        16.5080                   16.5080               0                 *
Jerry Szorc                                        45.8430                   45.8430               0                 *
Ashraf Ghani                                      609.0320                  609.0320               0                 *
Rada Ristic                                         7.7790                    7.7790               0                 *
Donald E. Freese                                11621.0000                 1621.3280           10000                 *
Edward R. Martinez                                731.4930                  731.4930               0                 *
Sofia Rivera                                      152.4930                  152.4930               0                 *
David Gustavo Minette                                .0060                     .0060               0                 *
Matta Chammas                                     421.9480                  421.9480               0                 *
Guillermo Barajas                                 312.1130                  312.1130               0                 *
Karon Macon, Jr.                                  111.1940                  111.1940               0                 *
Earnest L. Dowell                                 587.4000                  587.4000               0                 *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Sam Kagan                                         657.0000                  573.6330             83                  *
Boulay Gordon                                     206.7890                  206.7890              0                  *
Marjory A. Curtin                                    .0330                     .0330              0                  *
Rene Paredes                                      625.1650                  625.1650              0                  *
Robert L. Kress, Jr.                              438.6020                  438.6020              0                  *
Marcos Bosita                                       7.7560                    7.7560              0                  *
Alexander Fiks                                    705.0640                  705.0640              0                  *
Jackie Lynn Strouse                               728.4490                  728.4490              0                  *
Mohammed Rafiq                                    584.8300                  584.8300              0                  *
Kyoungsu S. Yoo                                   272.3410                  272.3410              0                  *
Ignacio Meza                                         .0010                     .0010              0                  *
Nora Johnston                                       2.4050                    2.4050              0                  *
Maria A. Ruiz                                     540.7850                  540.7850              0                  *
Meric Erturk                                       75.1000                   75.1000              0                  *
Paul T. Scott                                     528.3670                  528.3670              0                  *
Christ Karamanos                                  543.2090                  543.2090              0                  *
Rosario Nieves                                    704.6730                  704.6730              0                  *
Jesus Cuevas                                      315.4180                  315.4180              0                  *
Jose Luis Alonso                                     .0010                     .0010              0                  *
Sergio Escobedo                                   537.3120                  537.3120              0                  *
Paul D. Bowers                                       .0140                     .0140              0                  *
Paul A. Skalak                                    492.9630                  492.9630              0                  *
Steve M. Wasik                                    556.4850                  556.4850              0                  *
Richard Oswalt                                    131.9570                  131.9570              0                  *
Brian D. Bodza                                    871.4360                  871.4360              0                  *
Manuel A. Regalado                                626.5900                  626.5900              0                  *
Jennifer Tran                                      36.1870                   36.1870              0                  *
Bruce Kochman                                        .2180                     .2180              0                  *
Victor C. Capa                                       .3870                     .3870              0                  *
Valeriy Sagalovich                                425.8850                  425.8850              0                  *
Patricia Neal                                     309.0450                  309.0450              0                  *
Pedro E. Pinto                                    532.2890                  532.2890              0                  *
William H. Tibus                                  490.1770                  490.1770              0                  *
Tadeusz Szostak                                   365.2510                  365.2510              0                  *
Patsy A. Tisdel                                   507.5540                  507.5540              0                  *
Armando Barajas                                  1134.2200                 1134.2200              0                  *
Leandro Melon                                        .0700                     .0700              0                  *
Roy A. Fuller                                     489.5280                  489.5280              0                  *
Kent Owsley                                       881.1480                  881.1480              0                  *
Steve Heffner                                     870.2770                  870.2770              0                  *
Richard B. Gibbs                                     .1870                     .1870              0                  *
Suzanne E. Myers                                  496.5250                  496.5250              0                  *
Steve J. Tietjen                                  940.0850                  940.0850              0                  *
Robert C. Forslund                               1793.2410                 1793.2410              0                  *
Rafail M. Lerman                                  773.4120                  773.4120              0                  *
Minardo Robles                                    733.7170                  733.7170              0                  *
Robert J. Wilson                                 1347.0000                 1261.0960             86                  *
Michael P. Jendrezejas                            754.0000                  677.8670             76                  *
Gabriela Arevalo                                  416.8450                  416.8450              0                  *
Leszek Gorniewicz                                    .0030                     .0030              0                  *
Alexandr Kushnir                                  204.6200                  204.6200              0                  *
Terry A. Miller                                   958.2500                  958.2500              0                  *
Ivy G. Settles                                       .2960                     .2960              0                  *
Augosto L. Rodriguez                              521.7660                  521.7660              0                  *
Christopher Asuncion                              332.9060                  332.9060              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Arthur L. Zuiker                                 1997.0710                 1997.0710              0                  *
Ronald J. Catalano                                280.4270                  280.4270              0                  *
Anna Sonkin                                       546.0000                  480.1530             66                  *
Raymond Stack                                     907.0000                  786.8140            120                  *
Angelo M. Labriola                               2204.0000                 1203.6000           1000                  *
Glen A. Scott                                    1402.8120                 1402.8120              0                  *
Victor D. Scafiezzo                              1330.5690                 1330.5690              0                  *
John V. Fennerty                                  451.5610                  451.5610              0                  *
George L. Szubski                                 523.9570                  523.9570              0                  *
Scott L. Natschke                                1262.3880                 1262.3880              0                  *
John K. Siebert                                   755.7200                  755.7200              0                  *
Joseph Vilderman                                  953.0610                  953.0610              0                  *
Jose A. Corona                                    215.1490                  215.1490              0                  *
Dorann E. Doyle                                  1185.0000                 1108.2430             77                  *
Donato A. Tito                                      9.7930                    9.7930              0                  *
Marc Dupuis                                       353.3970                  353.3970              0                  *
Mario J. Lopez                                    662.1850                  662.1850              0                  *
Francis J. Lidd                                   502.4520                  502.4520              0                  *
Ametis Louis                                      477.1500                  477.1500              0                  *
Dedric J. Stonerock                              1120.7920                 1120.7920              0                  *
Suresh C. Shah                                    852.4380                  852.4380              0                  *
Tofique Hasan                                     424.4510                  424.4510              0                  *
Daniel Jedynak                                    687.9430                  687.9430              0                  *
Arturo Juarez                                        .0220                     .0220              0                  *
Anthony Bolden                                     26.9250                   26.9250              0                  *
Anthony Franco                                       .0660                     .0660              0                  *
Valeriy Svishchov                                 332.7420                  332.7420              0                  *
Lawrence D. Owen                                  820.3450                  820.3450              0                  *
Bonita D. Braxton                                    .0010                     .0010              0                  *
Yakov Sukhoy                                      965.7270                  965.7270              0                  *
Raul Garcia                                        57.4800                   57.4800              0                  *
Roger J. Weseloh                                 1040.5460                 1040.5460              0                  *
Giovanna Dibrita                                  570.7890                  570.7890              0                  *
Alexander Pokot                                  1212.8400                 1212.8400              0                  *
Hugo Garcia                                       472.2500                  472.2500              0                  *
Agustin Aguilar                                      .0410                     .0410              0                  *
Demetrios Flevaris                                419.7710                  419.7710              0                  *
Frank Tinch                                       389.9850                  389.9850              0                  *
Eduardo Calderon                                  924.1330                  924.1330              0                  *
Jorge Delgadillo                                  201.5650                  201.5650              0                  *
Robert J. Currer                                 1134.7660                 1134.7660              0                  *
Kaylyn Anderson                                   808.8680                  808.8680              0                  *
Ernesto V. Puentes                                867.3440                  867.3440              0                  *
Frank J. Pachmayer                               1384.3450                 1384.3450              0                  *
Stephen J. Ledvina                                433.7480                  433.7480              0                  *
Karen S. Lenz                                     663.2110                  663.2110              0                  *
Dennis Davila                                    1370.5310                 1370.5310              0                  *
Rodrigo Guajardo                                  477.0000                  290.7040            186                  *
Steven H. Szybowicz                               927.1400                  927.1400              0                  *
Julio Valentin                                    892.5930                  892.5930              0                  *
James McDavitt                                    913.2060                  913.2060              0                  *
Chanh Van Nguyen                                  452.1990                  452.1990              0                  *
Sharon L. Freeman                                 573.3280                  573.3280              0                  *
Richard Hart                                     1326.8230                 1326.8230              0                  *
Robert Urman                                     1073.0050                 1073.0050              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Prince A. Qualls                                  938.6430                  938.6430              0                  *
Eric Linn                                           8.2260                    8.2260              0                  *
Isabel Cajigas                                    148.4030                  148.4030              0                  *
Americo Torres                                     42.6640                   42.6640              0                  *
Syed Ahmed                                        480.8240                  480.8240              0                  *
Frank A. Miller                                      .0010                     .0010              0                  *
Byron E. Santos                                      .1600                     .1600              0                  *
Efrain Hermosillo                                 390.7580                  390.7580              0                  *
Gregory A. Giles                                 1152.6350                 1152.6350              0                  *
Joseph Bejm                                          .1030                     .1030              0                  *
Raymond Schnabel                                   93.6910                   93.6910              0                  *
Robert L. Oakley                                  699.1850                  699.1850              0                  *
Sanel Budimlic                                       .0100                     .0100              0                  *
Larry D. Nichols, Sr.                             504.7050                  504.7050              0                  *
Mark Baym                                         740.0410                  740.0410              0                  *
Joseph R. Miller                                 1713.9620                 1713.9620              0                  *
Jerry D. Lance                                    702.7910                  702.7910              0                  *
Stefan Pagowski                                   369.9290                  369.9290              0                  *
Dulce Suarez                                      324.0000                  253.3960             71                  *
Lori A. Valiga                                      4.2240                    4.2240              0                  *
Joseph A. Cywinski                                794.4340                  794.4340              0                  *
Rafael Gurrola                                       .1280                     .1280              0                  *
David L. Breitbarth                              1038.0260                 1038.0260              0                  *
James D. Radtke                                   237.8960                  237.8960              0                  *
David Nettleton                                  1043.3730                 1043.3730              0                  *
Brian J. Gondek                                  1147.0000                  942.3450            205                  *
Raymond P. Gallian Sr.                           1331.7170                 1331.7170              0                  *
Michele Leone                                    1500.2590                 1500.2590              0                  *
Gregory K. Bennett                                   .1930                     .1930              0                  *
Herminio Luna                                        .0580                     .0580              0                  *
Antoni Teluch                                        .0330                     .0330              0                  *
George D. Jones Jr.                               154.9010                  154.9010              0                  *
Donald D. Radtke                                 1107.7400                 1107.7400              0                  *
Richard O. Baumgarten                             672.5270                  672.5270              0                  *
Kent c. Solberg                                  1057.7240                 1057.7240              0                  *
Maurice T. Chiu                                      .3930                     .3930              0                  *
John C. Karimkuttyil                              336.0440                  336.0440              0                  *
Irene H. Parat                                   1397.0000                 1063.5320            333                  *
Richard M. Engel                                 2011.0100                 2011.0100              0                  *
David J. Salina                                   821.0050                  821.0050              0                  *
Galina Barvish                                    397.8950                  397.8950              0                  *
Milan Denoa                                         8.4930                    8.4930              0                  *
Randel C. Anderson                                   .0630                     .0630              0                  *
Gary T. Hall                                         .0010                     .0010              0                  *
Roman Kaczkowski                                  819.8950                  819.8950              0                  *
Gonzalo V. Reyes                                     .2570                     .2570              0                  *
Dena Milan Bad                                       .0060                     .0060              0                  *
John A. Haines                                       .0010                     .0010              0                  *
Guy Louis A. Verpil                               540.3760                  540.3760              0                  *
Susan M. Smith                                    886.4960                  886.4960              0                  *
Juan Perez                                         53.9490                   53.9490              0                  *
Richard A. Rago                                  1262.0000                     .8960           1261                  *
Ana D. Morales                                    227.9170                  227.9170              0                  *
Jesus S. Alonso                                  1323.2110                 1323.2110              0                  *
Alejandro Martinez                                   .0150                     .0150              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Raul Ramirez                                      732.9840                  732.9840              0                  *
George W. Wilkie                                     .0350                     .0350              0                  *
Rosa J. Miller                                   1374.9830                 1374.9830              0                  *
Hans C. Prohaska                                     .0010                     .0010              0                  *
Nancy R. Boun                                      33.0000                     .2680             33                  *
Martin Salgado-Diaz                                  .0050                     .0050              0                  *
Gregory Smith                                     595.0490                  595.0490              0                  *
Elizabeth J. Copeland                             336.7920                  336.7920              0                  *
Wayne Cross                                      1522.1810                 1522.1810              0                  *
Gene Neely                                           .3230                     .3230              0                  *
Susan M. Lakeberg                                 792.3520                  792.3520              0                  *
Enriqueta B. Sagasti                              445.9100                  445.9100              0                  *
Guillermo Pineda                                 1355.2420                 1355.2420              0                  *
Kenneth Walt Boehm                                754.7150                  754.7150              0                  *
Roman Sribniak                                   1024.6680                 1024.6680              0                  *
Pamela A. Flynn                                  1122.0420                 1122.0420              0                  *
Hopewell G. White                                 338.2220                  338.2220              0                  *
John Beckman Jr.                                  464.0590                  464.0590              0                  *
Joseph F. Carter, Jr.                            1143.5390                 1143.5390              0                  *
Joyce Simmons                                        .0510                     .0510              0                  *
Mary W. Maj                                       606.8710                  606.8710              0                  *
Leonid Safyan                                     529.8810                  529.8810              0                  *
Susan Thieme                                      113.9550                  113.9550              0                  *
Maciej Lis                                        633.0770                  633.0770              0                  *
Raul Lopez                                        789.0790                  789.0790              0                  *
Lavern Meadows                                    502.0110                  502.0110              0                  *
Brian Prather                                     446.0920                  446.0920              0                  *
Suzanne Kitterman                                   9.4760                    9.4760              0                  *
Jorge Palacios                                    179.9970                  179.9970              0                  *
Donald Lee Davis                                  829.7830                  829.7830              0                  *
Glen S. Myers                                     475.4410                  475.4410              0                  *
Manuel Espinoza                                     7.6300                    7.6300              0                  *
Mark A. Puckett                                   794.4090                  794.4090              0                  *
Jose L. Fernandez                                 595.6360                  595.6360              0                  *
Stanley Bajon                                     694.4530                  694.4530              0                  *
Jason Marquardt                                      .0050                     .0050              0                  *
Evelia Quevedo                                     38.7630                   38.7630              0                  *
Jeffrey Byrom                                        .0310                     .0310              0                  *
Anthony Colar                                        .0120                     .0120              0                  *
Catherine Broch                                      .1670                     .1670              0                  *
Kuriakose T. Chacko                               220.9120                  220.9120              0                  *
Merikay Pirrone                                  1593.4140                 1593.4140              0                  *
John K. Rus                                          .0330                     .0330              0                  *
Bruce Corner                                      706.8530                  706.8530              0                  *
Melinda J. Delos Reyes                            528.7280                  528.7280              0                  *
Miguel A. Urquiaga, Jr.                           335.3980                  335.3980              0                  *
Rodney J. Ray                                     529.3650                  529.3650              0                  *
David G. Murray                                      .1380                     .1380              0                  *
Alfred Thomas                                        .0080                     .0080              0                  *
Kiet T. Lu                                        563.3500                  563.3500              0                  *
Terry A. Brown                                    115.3710                  115.3710              0                  *
Quian Zhang                                          .4050                     .4050              0                  *
Keith Mills                                       476.1030                  476.1030              0                  *
Alfredo Flores                                     84.1080                   84.1080              0                  *
Greg Castiglione                                 1481.0000                 1044.4930            437                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Tammula Erris                                        .0440                     .0440              0                  *
Uwe Wienstroth                                    725.9890                  725.9890              0                  *
Martin Smith                                         .0360                     .0360              0                  *
Shirley Sellman                                      .1300                     .1300              0                  *
James Fikar                                          .0060                     .0060              0                  *
Thomas Hall                                       238.9080                  238.9080              0                  *
Donald W. Payment                                 167.3640                  167.3640              0                  *
Dennis M. Polega                                  102.9130                  102.9130              0                  *
Brian G. Richter                                  819.5500                  819.5500              0                  *
Gary R. Baker                                        .0010                     .0010              0                  *
David A. Greer                                       .0600                     .0600              0                  *
Carolyn Glass                                     206.7140                  206.7140              0                  *
Richard R. Johns                                 1837.0000                 1569.0790            268                  *
Randy M. Kovatch                                  405.7270                  405.7270              0                  *
Barbara J. Rounkle                                   .0730                     .0730              0                  *
Robert G. Gutzman                                 451.9390                  451.9390              0                  *
James R. Adams                                       .0010                     .0010              0                  *
Jeffery D. Kernwein                                  .2790                     .2790              0                  *
Daniel D. McGrew                                  258.5680                  258.5680              0                  *
Mindy A. Becker-Mooney                               .0720                     .0720              0                  *
Albert W. Koeske                                     .0010                     .0010              0                  *
Gary Prasser                                      567.2870                  567.2870              0                  *
Mary Duehring                                     377.7010                  377.7010              0                  *
Janice E. Hudson                                  920.1460                  920.1460              0                  *
Gerald Fuller                                        .0370                     .0370              0                  *
Bruce S. Kloster                                     .1780                     .1780              0                  *
John E. Probert                                   848.0340                  848.0340              0                  *
Charles R. Sharp                                  832.5500                  832.5500              0                  *
Jason T. Connell                                 1326.7060                 1326.7060              0                  *
Rasim Karic                                          .0130                     .0130              0                  *
Jesse L. Jarred                                   497.1650                  497.1650              0                  *
Ken A. Johnson                                    239.9680                  239.9680              0                  *
William N. Thomas                                    .0320                     .0320              0                  *
Paul Hollandsworth                                 45.5680                   45.5680              0                  *
David E. Sharer                                  1706.1080                 1706.1080              0                  *
Barry Clark                                        69.4080                   69.4080              0                  *
Albert W. Lee                                     257.6210                  257.6210              0                  *
Harry Nguyen                                      535.1820                  535.1820              0                  *
Thomas K. Castle                                     .0010                     .0010              0                  *
Lillian Alexander                                 209.3780                  209.3780              0                  *
Bobby J. Jackson                                     .0940                     .0940              0                  *
Eric Crockwell                                    210.8180                  210.8180              0                  *
Jerry Henderson                                   574.7720                  574.7720              0                  *
Darrell Brantley                                  453.7160                  453.7160              0                  *
Jorge D. Alcalde                                  636.0350                  636.0350              0                  *
Curtis Holliday                                   455.4830                  455.4830              0                  *
Andrew B. Voda                                    411.2410                  411.2410              0                  *
Thomas Durr                                       102.9020                  102.9020              0                  *
Lee Thibodeaux                                     39.2450                   39.2450              0                  *
Shannon Slick                                      46.6930                   46.6930              0                  *
Tina Williams                                        .2790                     .2790              0                  *
Damon Laborde                                      58.1310                   58.1310              0                  *
Lerone Batemane                                   684.5020                  684.5020              0                  *
Hong T. Trang                                       4.7430                    4.7430              0                  *
James H. Haithcock, Jr.                          1626.4720                 1626.4720              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Henry Selby Lyles                                 489.2020                  489.2020              0                  *
Willie Davis                                      414.7240                  414.7240              0                  *
George R. Gann                                    292.5910                  292.5910              0                  *
Tracie Bruce                                         .0120                     .0120              0                  *
Clifton L. Rogers                                1695.2240                 1695.2240              0                  *
Jorge A. Flores                                   316.0430                  316.0430              0                  *
Lewis Raymon Noah                                 379.5780                  379.5780              0                  *
Ramon J. Arellano                                 666.5980                  666.5980              0                  *
Gordon S. Hesla                                  1329.9150                 1329.9150              0                  *
Jimmy P. Bryan                                       .0320                     .0320              0                  *
Beverly J. Willey                                 237.6630                  237.6630              0                  *
Olie Solomon                                       71.5170                   71.5170              0                  *
Irene E. Escalon-Drenkhahn                       1443.0000                 1296.1240            147                  *
Roberto L. Ruiz                                   776.7740                  776.7740              0                  *
Ronald Sears                                      867.9590                  867.9590              0                  *
Kwang Ko                                          106.9680                  106.9680              0                  *
Leung Sengmany                                    249.5580                  249.5580              0                  *
David Duplissey                                    76.6910                   76.6910              0                  *
Thomas Dorrian                                     51.2160                   51.2160              0                  *
James E. Thompson                                1091.1460                 1091.1460              0                  *
Jeffrey A. Ambourn                               1487.0000                 1427.4170             60                  *
James A. Langemo                                  288.7160                  288.7160              0                  *
Larry G. Weldin                                  1250.0000                 1185.7490             64                  *
Jasper Totten                                     991.7630                  991.7630              0                  *
Reynaldo Alcazar                                     .0460                     .0460              0                  *
Nathan Griffin                                     22.4160                   22.4160              0                  *
Maliny Kauch                                      172.4140                  172.4140              0                  *
Wayne Salzwedel                                    21.1720                   21.1720              0                  *
M. F. Wilson                                      688.0000                  635.3590             53                  *
Gregory A. Hallberg                                  .0420                     .0420              0                  *
Robert Sokol                                      371.2840                  371.2840              0                  *
Ronald K. Steinfeldt                                 .0140                     .0140              0                  *
Stephen H. Craven                                  84.9840                   84.9840              0                  *
Rebecca W. Dreasher                               457.3450                  457.3450              0                  *
Randy A. Fedderson                                201.9350                  201.9350              0                  *
Steve I. Lebo                                     529.6130                  529.6130              0                  *
Tony L. Schilling                                 334.5780                  334.5780              0                  *
Irwin C. Morris                                   148.3350                  148.3350              0                  *
James M. Suiter                                      .1250                     .1250              0                  *
Jeff W. Stearns                                   545.0390                  545.0390              0                  *
Brad L. Peyton                                    480.0390                  480.0390              0                  *
Thomas L. Houghton                                841.2160                  841.2160              0                  *
Robert P. Haag                                    674.0000                  616.4060             58                  *
Brion C. Wenhardt                                 459.0400                  459.0400              0                  *
Susan K. Schoenfelder                             127.2140                  127.2140              0                  *
Frank J. Korleski                                 293.3420                  293.3420              0                  *
Scott K. Daniels                                 1086.0000                  543.1390            543                  *
Sandra M. Heefner                                 144.4340                  144.4340              0                  *
David Meyer                                       221.7200                  221.7200              0                  *
Dennis W. Sutherland                              626.9390                  626.9390              0                  *
Michael J. Pfeiler                                442.4410                  442.4410              0                  *
Harold R. Peltz                                    28.3260                   28.3260              0                  *
Chris D. Tierney                                     .0520                     .0520              0                  *
Brian L. Libby                                    241.4910                  241.4910              0                  *
Timothy W. Meyer                                  165.2410                  165.2410              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Hanh T. Nguyen                                    214.2350                  214.2350              0                  *
Keith A. Sutherland                               600.0730                  600.0730              0                  *
Wajih Kanjo                                      1783.4770                 1783.4770              0                  *
Aretha Smoot                                      446.8630                  446.8630              0                  *
James M. Barrett                                  312.8530                  312.8530              0                  *
Everett R. Williams                                 8.0650                    8.0650              0                  *
Peggy L. Oettinger                                   .0070                     .0070              0                  *
Mark Hiles                                        214.0540                  214.0540              0                  *
Cecil Burnett                                     352.0630                  352.0630              0                  *
Albert J. Schieler                               2606.3040                 2606.3040              0                  *
Clark A. Morrow                                   971.6730                  971.6730              0                  *
Mark Kramer                                      1361.0840                 1361.0840              0                  *
Layne Howell                                      100.0520                  100.0520              0                  *
Michael D. Holder                                  49.1720                   49.1720              0                  *
Billy W. Campbell                                 930.0010                  930.0010              0                  *
Roy W. Travillion                                  34.4370                   34.4370              0                  *
Kevin J. Angel                                    339.4340                  339.4340              0                  *
Ronald Jones                                      123.3250                  123.3250              0                  *
Victoria Calhoun                                     .0370                     .0370              0                  *
James M. Jackson                                 1898.2010                 1898.2010              0                  *
John M. Cunningham                                   .0610                     .0610              0                  *
Noor U. Afghan                                    408.3870                  408.3870              0                  *
Gary Grace                                        201.3550                  201.3550              0                  *
William K. Stroer, Jr.                            517.5840                  517.5840              0                  *
Everett Wagner                                       .1450                     .1450              0                  *
Donald J. Gillen                                  370.3460                  370.3460              0                  *
James R. Pearson                                 1442.6780                 1442.6780              0                  *
Lana L. Poggenpohl                                   .0010                     .0010              0                  *
Danny J. Pilcher                                  325.1160                  325.1160              0                  *
Theodore E. Allwardt                              693.0000                  479.9890            213                  *
Jason R. Carlson                                   46.4120                   46.4120              0                  *
John Grabow                                       352.8250                  352.8250              0                  *
Donald Jahn                                        41.3330                   41.3330              0                  *
Beulah K. Grau                                     30.7960                   30.7960              0                  *
David H. Halvorson                                587.9940                  587.9940              0                  *
Ed D. Segura                                      279.2640                  279.2640              0                  *
David Babbitt                                     127.5730                  127.5730              0                  *
Kent G. Whittaker                                 488.1820                  488.1820              0                  *
David C. Griffis                                   49.9180                   49.9180              0                  *
Sukumar R. Reddy                                  322.0000                     .0010            322                  *
David C. Brabb                                   1212.3780                 1212.3780              0                  *
Craig Ikeda                                        64.8880                   64.8880              0                  *
Richard Parsons                                    20.5530                   20.5530              0                  *
John Killian                                         .2650                     .2650              0                  *
Clay A. Stephens                                  430.3740                  430.3740              0                  *
James J. Schaffroth                               828.3850                  828.3850              0                  *
Sheryl Province                                      .0880                     .0880              0                  *
Myung Baek                                        572.8490                  572.8490              0                  *
Herman M. Force                                      .0320                     .0320              0                  *
Randall D. Thompson                                53.9630                   53.9630              0                  *
Daniel L. Starkey                                1528.1580                 1528.1580              0                  *
Catherine A. Campise                              768.2590                  768.2590              0                  *
Rylander G. Imperial                                 .1210                     .1210              0                  *
Francisca Connelly                                 67.9050                   67.9050              0                  *
Pedro Robles                                      909.0690                  909.0690              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
David W. Word                                        .0080                     .0080              0                  *
Robert B. Allen, Jr.                              273.0000                  246.6720             26                  *
Arlene J. Ponikvar                                   .7810                     .7810              0                  *
Jonathan G. Imperial                              647.1040                  647.1040              0                  *
Alberto Gudino                                     45.9270                   45.9270              0                  *
Gerald K. Asmondy                                    .1610                     .1610              0                  *
Sohel A. Sareshwala                               417.3810                  417.3810              0                  *
Roland Manuel                                     276.0570                  276.0570              0                  *
Matt L. Monson                                   1055.0000                  813.3380            242                  *
James Ko                                         1334.4380                 1334.4380              0                  *
Nghia J. Ly                                       203.9660                  203.9660              0                  *
Michael E. Fye                                   1178.0000                 1071.5640            107                  *
Chan Hann                                          84.6560                   84.6560              0                  *
John H. Corvin                                   4743.0000                 1742.6390           3000                  *
Ramon C. Barrios                                   40.7310                   40.7310              0                  *
Fernando Figueroa                                  66.3330                   66.3330              0                  *
David A. Mejia                                      1.3260                    1.3260              0                  *
Nolberto Medina                                   225.7640                  225.7640              0                  *
Thierry P. Ritter                                 443.8600                  443.8600              0                  *
John P. Condon                                    828.2740                  828.2740              0                  *
Nelson L. Price                                  1163.9550                 1163.9550              0                  *
Dean Shepherd                                     118.4020                  118.4020              0                  *
John W. Sotelo                                   1296.6070                 1296.6070              0                  *
Michael A. Filby                                  248.1240                  248.1240              0                  *
Conrado Robles                                       .5250                     .5250              0                  *
Pedro Carranza                                     18.4230                   18.4230              0                  *
Gary Williams                                        .3870                     .3870              0                  *
David L. Perry                                     44.0000                     .0010             44                  *
Timothy Adkins                                    632.5020                  632.5020              0                  *
Jim J. Flores                                    1972.3040                 1972.3040              0                  *
William Boyd                                      654.7680                  654.7680              0                  *
Tami E. Hanchuk                                      .0430                     .0430              0                  *
Robert Matikyan                                   477.1450                  477.1450              0                  *
Ricardo Torres                                    683.4030                  683.4030              0                  *
Ralph G. Vint                                     991.5010                  991.5010              0                  *
Susan M. Brown                                    713.0000                  662.5100             50                  *
James Haddock                                     111.6160                  111.6160              0                  *
Sisouphanh Chanthalath                            245.0920                  245.0920             00                  *
Randal Pearce                                     419.0000                  210.0740            209                  *
Matthew Prado                                        .1140                     .1140              0                  *
Gregory D. Scearce                                933.0990                  933.0990              0                  *
Elijah Griggs                                     164.7520                  164.7520              0                  *
Ottoniel Flores                                      .0060                     .0060              0                  *
Gary Tubergen                                     672.0000                  603.3520             69                  *
Wei-Yi Zhou                                       158.3250                  158.3250              0                  *
Loc Pham                                             .0480                     .0480              0                  *
Frank Twitty                                      184.2810                  184.2810              0                  *
Pathrose Varghese                                 604.0000                  273.4710            331                  *
Frank Songa                                          .0010                     .0010              0                  *
Wei Min Zhou                                       71.1940                   71.1940              0                  *
Kevin Cuong Pham                                     .1040                     .1040              0                  *
Sua Ly                                            425.3460                  425.3460              0                  *
Lac Tran                                          198.4800                  198.4800              0                  *
Lenworth Black                                    386.4530                  386.4530              0                  *
Stephen Sawyer                                    603.0000                  539.6270             63                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Michael Murphy                                    273.7000                  273.7000              0                  *
Mai Nguyen                                         77.5720                   77.5720              0                  *
Tao Yang                                          193.3650                  193.3650              0                  *
Michael Nicodemus                                 414.2030                  414.2030              0                  *
Philippe Laurent                                   23.3580                   23.3580              0                  *
Phu Huynh                                            .1340                     .1340              0                  *
Daniel Medina                                     622.0850                  622.0850              0                  *
Donald Crisafulli                                1019.0070                 1019.0070              0                  *
David Chen                                        189.0500                  189.0500              0                  *
Cong Van Vu                                          .7130                     .7130              0                  *
Bach Nguyen                                        66.0450                   66.0450              0                  *
Fermin Morales                                    260.0000                  242.5240             17                  *
Loretta Simmons                                   170.5670                  170.5670              0                  *
Ernest White                                       66.7770                   66.7770              0                  *
Nhan T. Ngoluong                                  199.7500                  199.7500              0                  *
Eduardo Baez                                      607.7810                  607.7810              0                  *
Roberto Arocho                                    692.6680                  692.6680              0                  *
Jorge L. Rivera                                   827.8710                  827.8710              0                  *
Lydia Gonzalez                                    230.4420                  230.4420              0                  *
Wilfredo Soto                                    1371.0780                 1371.0780              0                  *
Ky V. Vo                                          562.0000                  518.3750             44                  *
Hoang Le                                          166.7880                  166.7880              0                  *
Luis A. Valentin                                  654.3740                  654.3740              0                  *
Felicita Torres                                      .2850                     .2850              0                  *
Maria B. Morales                                  737.9730                  737.9730              0                  *
Hennessy P. Nguyen                                467.9640                  467.9640              0                  *
Scott S. Dary                                     184.1350                  184.1350              0                  *
Hiram Carrero                                     420.9000                  420.9000              0                  *
Wilfredo Valentin                                 588.5030                  588.5030              0                  *
Efren L. Foronda                                  735.0000                  696.2050             39                  *
Thanh Van Mai                                     642.8760                  642.8760              0                  *
Maria Do                                          179.4820                  179.4820              0                  *
Thuong Thai                                       213.6880                  213.6880              0                  *
Anh Hoang                                         338.6520                  338.6520              0                  *
Tony Thanh Nguyen                                 138.6610                  138.6610              0                  *
Anh Hoang                                         237.9410                  237.9410              0                  *
Willie E. Smith                                  1187.3870                 1187.3870              0                  *
Ann Nguyen                                        202.8190                  202.8190              0                  *
Phanary Uch                                       869.0040                  869.0040              0                  *
Hong Huynh                                           .1480                     .1480              0                  *
Richard D. Bragg                                 1187.7840                 1187.7840              0                  *
Jeremy Good                                          .0170                     .0170              0                  *
Sokha Yauk                                        779.2520                  779.2520              0                  *
Song Boun                                         911.0000                  826.5010             84                  *
Billy D. Do                                        34.6190                   34.6190              0                  *
Elaine Davis                                      530.0490                  530.0490              0                  *
Gerardo Cedillo                                   747.0890                  747.0890              0                  *
Melissa Smith                                        .0080                     .0080              0                  *
Jason V. Ly                                        64.7550                   64.7550              0                  *
Farhat Ullah                                         .0130                     .0130              0                  *
Lupe Vargas                                        78.5970                   78.5970              0                  *
Tu H. Tran                                        269.2760                  269.2760              0                  *
Jaime Otalora                                        .2270                     .2270              0                  *
Long V. Vu                                        955.9700                  955.9700              0                  *
Phousauan Suryadeth                               237.0640                  237.0640              0                  *

                                                                                               Shares Beneficially Owned
                                                                       Shares Covered           after this Offering (3)
   Selling Stockholder and Principal          Number of Shares             by this            ---------------------------
    Positions with the Company (1)         Beneficially Owned (2)         Prospectus          Number              Percent
    ------------------------------         ----------------------         ----------          ------              -------
Carlos Campos                                     240.3110                   240.3110             0                  *
Jose Robles                                       288.0320                   288.0320             0                  *
Marizu Odle                                         3.2840                     3.2840             0                  *
Lai D. Ho                                          70.8310                    70.8310             0                  *
Alberto Perez                                     337.7610                   337.7610             0                  *
Uyen V. Ho                                        220.5850                   220.5850             0                  *
Javier Franco                                     412.7750                   412.7750             0                  *
Martin B. Marquez                                 264.2560                   264.2560             0                  *
Willard P. Spalding                                  .0170                      .0170             0                  *
Carl Janer                                        754.5700                   754.5700             0                  *
                                                                         ------------
Total                                                                    875,790.0000
                                                                         ============

Fidelity                                                                 875,790.0000(5)          0
                                                                         ============         =====

(1) Unless otherwise indicated to be an officer or director of the company, all selling stockholders, except Fidelity, are employees of Wabtec eligible to participate in the ESOP.

(2) Nature of beneficial ownership is sole voting powers and sole investment power except as indicated in subsequent notes.

(3) For participants other than officers and directors, amounts do not include shares held in the Wabtec 401(k) plan.

(4) Amount includes 257,175 shares beneficially owned by Mr. Fernandez's wife and 12,421 shares beneficially owned by his son.

(5) While shares covered by this prospectus will be sold by the selling stockholders as principals for their own account, the underlying shares are held by Fidelity on behalf of the stockholders who own units in a Wabtec Common Stock Fund in proportion to their stock ownership acquired pursuant to our Employee Stock Ownership Plan. Fidelity will sell the underlying shares based on a participant's request to dispose of their units in the Wabtec Stock Fund.

                              PLAN OF DISTRIBUTION

         Shares covered by this prospectus will be sold by the selling stockholders as principals for their own account. The underlying shares are held by Fidelity on behalf of the stockholders who own units in a Wabtec Stock Fund in proportion to their stock ownership acquired pursuant to our Employee Stock Ownership Plan. Fidelity will sell the underlying shares, based on a participant's request to dispose of their units in the Wabtec Stock Fund. We will not receive any proceeds from sales of any shares by selling stockholders.

         The selling stockholders or their pledgees, donees, transferees or other successors in interest may sell shares pursuant to this prospectus from time to time:

         o in transactions (including one or more block transactions) on the NYSE;

         o through put or call options transactions relating to the shares;

         o        through short sales of shares; or

         o        in a combination of such transactions.

         The shares of Common Stock held by the selling stockholders are restricted securities under the Securities Act prior to their sale. This prospectus has been prepared for the purpose of registering the shares under the Securities Act to allow for future sales by selling stockholders to the public without restriction.

         Each sale may be made at the market price prevailing at the time of sale. Sales may be made through brokers or to dealers, and such brokers or dealers may receive compensation in the form of commissions or discounts not exceeding those customary in similar transactions.

         The selling stockholders and any dealer acting in connection with the offering or any broker executing a sell order on behalf of a selling stockholder may be deemed to be underwriters within the meaning of the Securities Act, in which event any profit on the sale of shares by a selling stockholder and any commissions or discounts received by any such broker or dealer may be deemed to be underwriting compensation under the Securities Act. In addition, any such broker or dealer may be required to deliver a copy of this prospectus to any person who purchases any of the shares from or through such broker or dealer.

         The selling stockholder may elect to sell shares covered by this prospectus that qualify for sale pursuant to Rule 144 of the Securities Act using Rule 144 rather than pursuant to this prospectus. There is no assurance that selling stockholders will sell any shares of Common Stock offered hereby. All expenses of registration incurred in connection with this offering are being borne by the Company, but all brokerage commissions and other expenses incurred by a selling stockholder will be borne by that selling stockholder.

         An investor may purchase the Common Stock offered under this prospectus only if such shares are qualified for sale or are exempt from registration under the applicable securities laws of the state in which such prospective purchaser resides. We have not registered or qualified the shares under any state securities laws and, unless the sale of such share to a particular investor is exempt from registration or qualification under applicable state securities laws, the sale of such shares to an investor may not be effected until such shares have been registered or qualified with applicable state securities authorities.

                                     EXPERTS

         The consolidated financial statements and schedules incorporated by reference in this prospectus and elsewhere in the registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are incorporated herein in reliance upon the authority of said firm as experts in giving said reports.

            DISCLOSURE OF COMMISSION POSITION ON INDEMNIFICATION FOR
                           SECURITIES ACT LIABILITIES

         Certificate of Incorporation Provision on Liability of Directors. The Company Charter eliminates the liability of its directors to the fullest extent permitted by Section 102(b)(7) of the DGCL. The Company Charter provides that the Company's directors shall not be personally liable to the Company or its stockholders for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transactions from which a director derived an improper personal benefit. This provision does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief are available under Delaware law.

         Indemnification Agreements. The Company has entered or intends to enter into Indemnification Agreements (the "Indemnification Agreements") with its directors, officers and certain employees, agents, fiduciaries and designees (each an "Authorized Representative"). The Indemnification Agreements authorize the Company to pay all or part of certain expenses and liabilities of the Authorized Representatives, either in advance or otherwise, upon written request from such Authorized Representatives. The Indemnification Agreements indemnify the Authorized Representatives in accordance with and to the maximum extent permitted by the Company Charter and Sections 102(b)(7) and 145 of the DGCL, all as described in the immediately preceding paragraphs.

         Director and Officer Liability Insurance. The Company maintains director and officer liability insurance covering its directors and officers with respect to certain liabilities which they may incur in connection with their serving as such.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

                                     PART II

                             INFORMATION REQUIRED IN
                             REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents filed by us with the Securities and Exchange Commission (File No. 1-13782) are hereby incorporated in this registration statement by reference and made a part of this registration statement:

                  (a) the Annual Report on Form 10-K for the year ended December 31, 2001 filed pursuant to Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

                  (b) all other reports filed by us pursuant to Section 13(a) of the Exchange Act since the end of the fiscal year covered by the Annual Report on Form 10-K referred to above; and

                  (c) the description of the Company's Common Stock set forth in the Company's Form 8-A filed May 19, 1995 and any description of the Common Stock which is contained in a later registration statement filed by the Company pursuant to the Exchange Act, including any amendment or report filed for the purpose of updating such descriptions.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or subsequent to the date of this registration statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.

         Any statement contained in a document incorporated or deemed to be incorporated by reference in this registration statement shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained in this registration statement or in any other contemporaneously or subsequently filed document which also is or is deemed to be incorporated by reference in this registration statement modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not Applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not Applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         1. Section 145 of the Delaware General Corporation Law ("DGCL").
Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

         Section 145 also provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit, if the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

         To the extent that a former or present director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

         Any such indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that the indemnification of the present or former director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth above. Such determination shall be made:

                  (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; or

                  (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum; or

                  (3) if there are no such directors, or, if such directors so direct, by independent legal counsel in a written opinion; or

                  (4) by the stockholders.

         Section 145 permits a Delaware business corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability.

         2. Section 102(b)(7) of the DGCL. Section 102(b)(7) of the DGCL provides that a corporation may set forth in its Certificate of Incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the DGCL regarding the unlawful payment of dividends or approval of unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective (in the case of the Company, October 19, 1989). As noted in paragraph 3 below, the Company's Amended and Restated Certificate of Incorporation (the "Company Charter") includes a provision contemplated by Section 102(b)(7) of the DGCL.

         3. Certificate of Incorporation Provision on Liability of Directors. The Company Charter eliminates the liability of its directors to the fullest extent permitted by Section 102(b)(7) of the DGCL. The Company Charter provides that the Company's directors shall not be personally liable to the Company or its stockholders for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for any breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL, or (iv) for any transactions from which a director derived an improper personal benefit. This provision does not eliminate the duty of care, and in appropriate circumstances equitable remedies such as injunctive or other forms of nonmonetary relief are available under Delaware law.

         4. Indemnification Agreements. The Company has entered or intends to enter into Indemnification Agreements (the "Indemnification Agreements") with its directors, officers and certain employees, agents, fiduciaries and designees (each an "Authorized Representative"). The Indemnification Agreements authorize the Company to pay all or part of certain expenses and liabilities of the Authorized Representatives, either in advance or otherwise, upon written request from such Authorized Representatives. The Indemnification Agreements indemnify the Authorized Representatives in accordance with and to the maximum extent permitted by the Company Charter and Sections 102(b)(7) and 145 of the DGCL, all as described in the immediately preceding paragraphs.

         5. Director and Officer Liability Insurance. The Company maintains director and officer liability insurance covering its directors and officers with respect to certain liabilities which they may incur in connection with their serving as such.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         With respect to the restricted securities reoffered or resold pursuant to this registration statement, the registrant claimed an exemption from registration under the Securities Act pursuant to Section 4(2) thereof. Such restricted securities were issued to the selling stockholders in connection with their participation in the Westinghouse Air Brake Company Employee Stock Ownership Plan.

ITEM 8.  EXHIBITS.

         Exhibit
           No.        Description
         -------      -----------

          4.1 Restated Certificate of Incorporation of the Company dated January 30, 1995, as amended March 30, 1995, incorporated herein by reference to the Company's registration statement on Form S-1 (Registration No. 33-90866) filed with the Commission on April 3, 1995.

          4.2 Amended and Restated Bylaws of the Company, as adopted effective November 19, 1999, incorporated herein by reference to Exhibit 3.3 of the Company's registration statement on Form S-4/A (Registration No. 333-88903) filed with the Commission on October 15, 1999.

          23.1 Consent of Arthur Andersen LLP, independent public accountants, filed herewith.

          24.1 Power of Attorney, contained on the signature page to this registration statement.

` An opinion of counsel (Exhibit 5) is not being filed since the securities being registered are not original issuance securities.

ITEM 9.  UNDERTAKINGS.

         (a)      The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended, (the "Securities Act");

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in this registration statement;

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF WILMERDING, COMMONWEALTH OF PENNSYLVANIA, ON THE 24TH DAY OF MAY, 2002.

                                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

                                 BY: /s/ Gregory T. H. Davies
                                     -----------------------------------------
                                     GREGORY T. H. DAVIES, PRESIDENT AND
                                     CHIEF EXECUTIVE OFFICER


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William E. Kassling, Gregory T. H. Davies and Robert J. Brooks, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 24TH DAY OF MAY, 2002

            Name                              Title
            ----                              -----

/s/ William E. Kassling                       Chairman of the Board
------------------------------------
William E. Kassling

/s/ Gregory T. H. Davies                      President and Chief Executive
------------------------------------          Officer and Director
Gregory T. H. Davies                          (principal executive officer)

/s/ Robert J. Brooks                          Chief Financial and
------------------------------------          Accounting Officer and Director
Robert J. Brooks                              (principal financial and
                                              principal accounting officer)

/s/ Kim G. Davis                              Director
------------------------------------
Kim G. Davis

/s/ Emilio A. Fernandez                       Director
------------------------------------
Emilio A. Fernandez

                                              Director
------------------------------------
Lee B. Foster, II

/s/ James P. Kelley                           Director
------------------------------------
James P. Kelley

/s/ James P. Miscoll                          Director
------------------------------------
James P. Miscoll

/s/ James V. Napier                           Director
------------------------------------
James V. Napier

THE PLAN. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE TRUSTEES (OR OTHER PERSONS WHO ADMINISTER THE EMPLOYEE BENEFIT PLAN) HAVE DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN WILMERDING, PENNSYLVANIA, ON THE 24TH DAY OF MAY 2002.

                                     WESTINGHOUSE AIR BRAKE COMPANY
                                     EMPLOYEE STOCK OWNERSHIP PLAN COMMITTEE


                                     BY: /S/ William E. Kassling
                                         --------------------------------------
                                         WILLIAM E. KASSLING,
                                         CHAIRMAN OF THE BOARD

                                     BY: /S/ Robert J. Brooks
                                         --------------------------------------
                                         ROBERT J. BROOKS, CHIEF FINANCIAL AND
                                         ACCOUNTING OFFICER

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

          WESTINGHOUSE AIR BRAKE COMPANY EMPLOYEE STOCK OWNERSHIP PLAN


                                  ------------

                             REGISTRATION STATEMENT
                                   ON FORM S-8

                                  Exhibit Index

Exhibit                                                                        Sequential
  No.                              Document                                       Page
-------    ------------------------------------------------------------------  ----------
  4.1      Restated Certificate of Incorporation of the Company
           dated January 30, 1995, as amended March 30, 1995,
           incorporated herein by reference to the Company's
           registration statement on Form S-1 (Registration
           No. 33-90866) filed with the Commission on
           April 3, 1995.                                                          ---

  4.2      Amended and Restated Bylaws of the Company, as adopted
           effective November 19, 1999, incorporated herein by reference to Exhibit 3.3 of the Company's Registration Statement on Form
           S-4/A (Registration No. 333-88903)
           filed with the Commission on October 15, 1999.                          ---

 23.1      Consent of Arthur Andersen LLP, independent public
           accountants, filed herewith.                                             48

 24.1      Power of Attorney, contained on the signature
           page to this registration statement.                                     45


No legal opinion with respect to the legality of the shares being registered is being filed because the securities being registered are not original issuance securities.